UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act File Number:  811-2606

                        INVESCO Money Market Funds, Inc.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

                4350 South Monaco Street, Denver, Colorado 80237
           ----------------------------------------------------------
               (Address of principal executive offices) (Zip code)

      Glen A. Payne, Esq., 4350 South Monaco Street, Denver, Colorado 80237
      ---------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 720-624-6300

Date of fiscal year end: May 31, 2003

Date of reporting period: May 31, 2003

ITEM 1. REPORT TO SHAREHOLDERS

MAY 31, 2003

ANNUAL REPORT



INVESCO MONEY MARKET FUNDS, INC.

CASH RESERVES FUND

TAX-FREE MONEY FUND

U.S. GOVERNMENT MONEY FUND



"IN JUNE, THE FED LOWERED THE FEDERAL FUNDS TARGET RATE 25 BASIS POINTS TO A 53-YEAR LOW OF 1%."

SEE PAGE 5



[INVESCO ICON]  INVESCO(R)

FELLOW SHAREHOLDER:

[PHOTOGRAPH OF RAYMOND R. CUNNINGHAM OMITTED]

A HAVEN AND SMART CASH MANAGEMENT TOOL IN ONE

The recent period of market volatility has provided challenges for every investor. Yet it is this kind of environment that underscores the value of investing at least a portion of your portfolio in money market funds, which provide both a short-term savings vehicle and a haven against market volatility.

I'd like to reiterate our approach to money market management by providing some insight into our different investment alternatives.

   o CASH RESERVES FUND provides competitive current yields from a diversified portfolio of short-term obligations, as well as convenient access to your money through free check writing. (Checks subject to a minimum amount of $500.)

   o TAX-FREE MONEY FUND helps you shelter earnings from federal taxes by investing in the debt obligations of states and municipalities. (Income may be subject to state and local taxes, as well as the federal Alternative Minimum Tax.)

   o U.S. GOVERNMENT MONEY FUND is designed for investors who are primarily concerned with safeguarding their principal, and invests in securities backed by the federal government and its agencies. This fund offers the highest credit quality of all INVESCO money market alternatives.

   o TREASURER'S MONEY MARKET RESERVE FUND and TREASURER'S TAX-EXEMPT RESERVE FUND provide potentially low-cost, higher-yield money market options for institutions and individuals with more than $100,000 to invest ($1 million as of July 1, 2003, for new investors). The expense ratio of the two Treasurer's Funds is fixed at 0.25%, which is extremely competitive. (Treasurer's Tax-Exempt Reserve Fund income may be subject to state and local taxes, as well as the federal Alternative Minimum Tax.)

Remember, money market funds are not insured or guaranteed by the federal government, Federal Deposit Insurance Corporation or any other government agency. And while the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds. Nonetheless, we believe these funds provide investors with a low-risk and increasingly convenient cash management tool that offers both flexibility and protection against market volatility.

Sincerely,

/s/Ray Cunningham

Ray Cunningham
President and CEO, INVESCO Funds Group, Inc.

"WHILE THE ECONOMY IS BEING STIMULATED ON MANY FRONT, IT REMAINS UP TO THE CORPORATE SECTOR TO START SPENDING AND HIRING BEFORE A SOLID ECONOMIC RECOVERY CAN OCCUR."

-- SEE PAGE 5


TABLE OF CONTENTS

LETTER FROM THE PRESIDENT & CEO........... 1
MARKET HEADLINES.......................... 3
AN INTERVIEW WITH LYMAN MISSIMER.......... 4
INVESTMENT HOLDINGS....................... 6
FINANCIAL STATEMENTS......................14
NOTES TO FINANCIAL STATEMENTS.............21
FINANCIAL HIGHLIGHTS......................25
OTHER INFORMATION.........................31


FOR THE LATEST YIELD INFORMATION, CALL US AT 1-800-525-8085 OR VISIT OUR WEB SITE AT INVESCOFUNDS.COM.

INVESCO MUTUAL FUNDS PROXY VOTING POLICY

The Boards of Directors of the INVESCO Mutual Funds have expressly delegated to INVESCO Funds Group, Inc. ("INVESCO") the responsibility to vote proxies related to the securities held in the funds' portfolios. Under this authority, INVESCO is required by the Boards of Directors to act solely in the interests of shareholders of the funds. Other INVESCO clients who have delegated proxy voting authority to INVESCO similarly require that proxy votes be cast in the best interests of the clients.

On behalf of the funds and its other clients, INVESCO acquires and holds a company's securities in the portfolios it manages in the expectation that they will be a good investment and appreciate in value. As such, INVESCO votes proxies with a focus on the investment implications of each matter upon which a vote is solicited.

A copy of the description of the funds' proxy voting policy and procedures, as administered by INVESCO, is available without charge by calling 1-800-525-8085. It is also available on the Web site of the Securities and Exchange Commission, at www.sec.gov, and on the funds' Web site, invescofunds.com.

MARKET HEADLINES

"...INVESTORS FLOCKED TO INVESTMENTS WITH DEFENSIVE REPUTATIONS."

MARKET OVERVIEW:

JUNE 2002 THROUGH MAY 2003

After two years of declines in the stock market, investors had hoped to see an improvement through 2002 and into 2003. Instead, the market continued downward, with the major stock indexes registering losses for the 12-month period ended May 31, 2003.

There were a number of factors responsible for the year's decline. First, a series of corporate accounting scandals dominated the news well into summer 2002, tainting investors' perceptions of the market. Talk of Enron's collapse lingered -- and new scandals surrounding companies such as WorldCom Inc, Tyco International Ltd, and HealthSouth Corp followed. Furthermore, geopolitical uncertainty persisted throughout the year to varying degrees as threats of terrorist attacks, a nuclear standoff between India and Pakistan, speculation regarding the U.S.'s intentions toward Iraq, and North Korea's refusal to obey a 1994 arms agreement all clouded the landscape. In addition, oil prices surged, as inventories were pressured by strikes in Venezuela, violence in Nigeria, and concerns over a potential war with Iraq.

In addition, a generally weak economy and disappointing corporate earnings were ongoing stories. Although a few rallies were ignited by hopes that a recovery might be forthcoming -- most notably, a two-month surge that began on October 10, 2002, a week-long rally during the first days of January 2003, and a mini-rebound in mid-March on the heels of the long-awaited start to the war in Iraq -- they could not be sustained in such an uncertain environment.

Meanwhile, investors flocked to investments with defensive reputations. Fixed-income securities advanced, benefiting from the flight-to-quality trend as well as the Federal Reserve's decision to leave interest rates unchanged until November, when a surprisingly steep 50-basis-point cut was implemented. Gold stocks and real estate investment trusts were other top performers. Conversely, high-growth sectors, including technology and telecommunications, declined.

As the fiscal period came to a close, investors seemed to be growing increasingly optimistic. For one, quick success by the American-led coalition in the liberation of Iraq muted one source of uncertainty. Additionally, investors were encouraged by the economic rebound in the weeks following the war, during which consumer confidence and manufacturing activity improved.

To be sure, risks remained. However, the end of the fiscal year saw investors focusing on the positive rather than worrying about potential negatives. For example, the dollar's slide versus the euro could have stirred concerns that foreign investors might sell dollar-denominated assets. Instead, investors pointed to the potentially stimulative effects that the weak dollar might have on exports and manufacturing. Investors' newfound optimism was also reflected in the market's technical profile at period-end, which saw trading volume spike higher during rallies, while dropping as stocks slid, reflecting an overall desire on the part of investors to buy stocks.

While we don't believe equity markets are necessarily out of the woods yet, the economic progress made since the resolution of the war has made the outlook for equities at the end of May 2003 brighter than it was this time last year. For this recovery to find its legs, investors and consumers will likely need to see a sustained upturn in the employment market before the bear market is officially pronounced dead.

QUESTIONS & ANSWERS

AN INTERVIEW WITH FUND MANAGER LYMAN MISSIMER

[PHOTOGRAPH OF LYMAN MISSIMER OMITTED]

LYMAN MISSIMER, CFA
TEAM LEADER

VICE PRESIDENT LYMAN MISSIMER III LEADS A TEAM OF MANAGERS FOR THE FUND. HE JOINED AIM CAPITAL MANAGEMENT, INC, WHICH IS THE SUB-ADVISOR FOR INVESCO'S MONEY MARKET PORTFOLIOS, IN 1995 AND HAS MORE THAN 20 YEARS OF INVESTING EXPERIENCE. LYMAN EARNED HIS BACHELOR'S DEGREE FROM DARTMOUTH COLLEGE AND AN M.B.A. FROM THE UNIVERSITY OF CHICAGO GRADUATE SCHOOL OF BUSINESS. HE IS A CHARTERED FINANCIAL ANALYST CHARTERHOLDER AND A MEMBER OF THE ASSOCIATION OF INVESTMENT MANAGEMENT RESEARCH.

SPUTTERING RECOVERY MAY LEAD TO LOWER RATES

WHAT CONDITIONS AND EVENTS INFLUENCED MONEY MARKET PERFORMANCE DURING THE PAST YEAR?

LYMAN MISSIMER: The past year was a tumultuous one for the markets beginning with corporate scandals, volatile oil and stock market prices, turmoil in the Middle East, a war with Iraq, the SARS scare, continuing terrorist threats, and talk of deflation from the Federal Reserve.

The year started with the federal funds target already at an extremely stimulative 40-year low of 1.75%. But many market participants believed that the Fed would soon raise rates to bring the target up to a more neutral level. However, the economy, which had been fairly robust early in 2002, began to slow and the Fed changed the balance of risks to a better chance of a weakening economy in August. Expectations for lower rates were fueled further when two federal open market committee (FOMC) members dissented from the majority and voted to lower rates. Typically, the FOMC, which is the active arm of the Fed, presents a unified front to the public, so the dissension was an unusual occurrence.

As it appeared that fourth quarter growth would slow considerably and geopolitical uncertainties were starting to increase, the Fed decided to lower rates by 50 basis points in November 2002. This was the twelfth rate decrease since January of 2001 and brought the federal funds target rate to 1.25%, the lowest level since the 1950s.

As the New Year began, the markets focused on Iraq and whether Saddam Hussein would allow full and complete searches for weapons of mass destruction by the U.N. weapons inspection team. Oil prices surged as instability in Venezuela and uncertainty in Iraq had investors considering the potential for a large drop in oil supplies. This led to further concerns over the health of the U.S. economy.

March was a historic month as the U.S.-led coalition invaded Iraq to remove the ruthless dictator and his alleged weapons of mass destruction. Once the war began and it became apparent that the U.S. and its allies would be successful, the markets looked for a post-war bounce from the stock market and the economy. Meanwhile, Fed Chairman Alan Greenspan announced to Congress in May that the risks for disinflation were now greater than the risks for inflation. As a result, the fixed-income markets assumed that there would be no pre-emptive tightening in the near future, and the Treasury yield curve flattened, as 10-year yields dropped to 40-year lows of about 3.30%.

"DURING THE PERIOD, THE CORPORATE CREDIT SITUATION CONTINUED TO BE SHAKY, AND WE EMPHASIZED MAINTAINING HIGH CREDIT QUALITY ACROSS ALL PORTFOLIOS."

Market participants are still debating whether the economy will show a post-war bounce, whether the Federal Reserve will continue to lower short-term rates, or whether they will have to resort to unconventional measures, such as buying longer-term securities to help stimulate the economy.

WHAT IS YOUR CURRENT STRATEGY AND HOW HAVE SPECIFIC DECISIONS INFLUENCED THE PORTFOLIOS' PERFORMANCE?

LYMAN MISSIMER: At the beginning of the period, the markets were expecting that the next move from the Fed would be to increase short-term rates. In response, we had shortened the funds' weighted average maturities (WAMs) to the 30-day range. As the year progressed, however, it became apparent that the economy was starting to struggle, and the yield curve flattened out. As that transition unfolded, we extended the portfolios to lock in the higher yields.

The Fed reduced rates in November to 1.25%. From that time, our goal was to maintain the portfolios' WAMs in the 40- to 50-day range. Since cash flows generally remained volatile, we maintained this barbell strategy, with overnight cash positions held at high levels to provide liquidity. During the period, the corporate credit situation continued to be shaky, and we emphasized maintaining high credit quality across all portfolios. As high-quality credits grew increasingly rare and as spreads narrowed, we utilized more government-sponsored agencies across the portfolios to extend out along the yield curve.

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2003?

LYMAN MISSIMER: As the second quarter came to a close, the U.S. economy continued to struggle. Second quarter gross domestic product growth was expected to be in the 1% to 2% range. Most analysts now expect growth to increase to the 3% to 4% range during the second half of 2003, but many uncertainties remain.

Low interest rates continue to stimulate the consumer and housing sectors, and it appears that the corporate scandals are largely behind us. All major stock markets have risen significantly since the end of the war. Hope is that the SARS situation has been contained and that diplomacy will continue to progress positively in the Middle East. This will help keep energy prices from rising. The recently passed tax cut should further stimulate demand, and a declining dollar should help increase U.S. exports and help push the U.S. manufacturing sector out of a recession-like environment.

Although the Fed has discussed the potential for deflation, Chairman Greenspan still maintains that it is a remote possibility. While the economy is being stimulated on many fronts, it remains up to the corporate sector to start spending and hiring before a solid economic recovery can occur.

HOW ARE YOU CURRENTLY POSITIONING THE PORTFOLIOS?

LYMAN MISSIMER: In June, the Fed lowered the federal funds target rate 25 basis points to a 53-year low of 1%. The Fed's statement afterward was very similar to its announcement after its May meeting, with risks to the economy being balanced and concerns about disinflation rather than inflation. There is hope that this will be the last short-term rate decrease in this cycle, but unless the economy picks up, there is a risk of further rate reductions. In response, we have extended the portfolios' WAMs into the 50- to 55-day range to lock in yields, and we are looking to buy yields above the 1% target rate. Assuming that the economy does start to look healthier, we expect the Fed may begin to raise rates back up to a more neutral level sometime in 2004.

INVESTMENT HOLDINGS

STATEMENT OF INVESTMENT SECURITIES
INVESCO MONEY MARKET FUNDS, INC.
MAY 31, 2003

                                                        EFFECTIVE
                                                         INTEREST         PRINCIPAL
%      DESCRIPTION                                          RATE%            AMOUNT               VALUE
--------------------------------------------------------------------------------------------------------
CASH RESERVES FUND
103.53 SHORT-TERM INVESTMENTS
26.90  US Government Agency Obligations
       Federal Home Loan Bank, Bonds
         4/21/2004                                           1.42  $     5,000,000       $    5,000,000
         5/11/2004                                           1.38       10,000,000           10,000,000
         6/4/2004                                            1.40        4,500,000            4,500,000
         6/7/2004                                            1.30       13,000,000           13,000,000
       Federal Home Loan Bank, 6/2/2003                      1.28      100,000,000           99,996,500
       Overseas Private Investment, Gtd Participation
         Certificates, F/VR, Series 497-2002-333-IG(a)
         6/15/2009                                           1.23       28,300,000           28,300,000
========================================================================================================
        TOTAL US GOVERNMENT AGENCY OBLIGATIONS
          (Amortized Cost $160,796,500)                                                     160,796,500
========================================================================================================
2.51   CORPORATE BONDS
2.51   ASSET-BACKED SECURITIES --
          MULTI-PURPOSE
       Beta Finance, Medium-Term Notes(b), 6/2/2003
         (Amortized Cost $15,000,400)                        1.61        15,000,000          15,000,400
========================================================================================================
42.59  COMMERCIAL PAPER
5.84   ASSET-BACKED SECURITIES --
          COMMERCIAL LOANS & LEASES
       Atlantis One Funding
         8/27/2003                                           1.27        30,000,000          29,909,268
         8/28/2003                                           1.23         5,000,000           4,985,205
========================================================================================================
                                                                                             34,894,473
4.18   ASSET-BACKED SECURITIES --
         CONSUMER RECEIVABLES
       New Center Asset Trust, Series 1, 6/26/2003           1.29        25,000,000          24,977,861
========================================================================================================
17.54  ASSET-BACKED SECURITIES --
          MULTI-PURPOSE
       Asset Securitization, 6/3/2003                        1.25        35,000,000          34,997,604
       Charta Corp, 7/7/2003                                 1.25        30,000,000          29,963,033
       Edison Asset Securitization LLC, 11/10/2003           1.21        20,000,000          19,892,843
       Mont Blanc Capital, 6/9/2003                          1.29        20,000,000          19,994,348
========================================================================================================
                                                                                            104,847,828
5.01   ASSET BACKED SECURITIES --
         TRADE RECEIVABLES
       Bills Securitisation Ltd, 6/10/2003                   1.29        20,000,000          19,993,625
       Eureka Securitization, 7/22/2003                      1.28        10,000,000           9,982,125
========================================================================================================
                                                                                             29,975,750
5.01   BANKS
       Wachovia Corp, 8/6/2003                               1.30        30,000,000          29,929,868
========================================================================================================

                                                        EFFECTIVE
                                                         INTEREST         PRINCIPAL
%      DESCRIPTION                                          RATE%            AMOUNT               VALUE
--------------------------------------------------------------------------------------------------------

1.66   CONSUMER FINANCE
       General Electric Capital International
         Funding, Series A, 10/20/2003                       1.29  $     10,000,000      $    9,950,582
========================================================================================================
3.35   DIVERSIFIED FINANCIAL SERVICES
       Morgan Stanley Dean Witter & Co
         F/VR, 8/21/2003                                     1.46        20,000,000          20,000,000
========================================================================================================
         TOTAL COMMERCIAL PAPER
           (Amortized Cost $254,576,362)                                                    254,576,362
========================================================================================================
2.07   ASSET-BACKED NOTES
0.40   FULLY BACKED
       Capital One Auto Finance Trust, Notes
         Series 2002-B, Class A1, 9/15/2003                  1.76         2,411,784           2,411,784
========================================================================================================
1.67   RESIDENTIAL MORTGAGE LOANS
       Holmes Financing PLC, Notes, F/VR, Series 1
         Class A, 4/15/2004                                  1.27        10,000,000          10,000,000
========================================================================================================
         TOTAL ASSET-BACKED NOTES
           (Amortized Cost $12,411,784)                                                      12,411,784
========================================================================================================
5.02   CERTIFICATES OF DEPOSIT -- BANKS
       Credit Agricole Indosuez, 7/9/2003
        (Cost $30,000,000)                                   1.23        30,000,000          30,000,000
========================================================================================================
5.69   PROMISSORY NOTES -- DIVERSIFIED
          FINANCIAL SERVICES
       Goldman Sachs Group, F/VR(e)
         9/17/2003                                           1.51        14,000,000          14,000,000
         10/2/2003                                           1.58        20,000,000          20,000,000
========================================================================================================
        TOTAL PROMISSORY NOTES (Cost $34,000,000)                                            34,000,000
========================================================================================================
1.17   FUNDING AGREEMENTS --
          LIFE & HEALTH INSURANCE
       New York Life Insurance(e), 4/7/2004
         (Cost $7,000,000)                                   1.38         7,000,000           7,000,000
========================================================================================================
17.58  REPURCHASE AGREEMENTS
       Repurchase Agreement with State Street dated
         5/30/2003 due 6/2/2003 at 1.260%, repurchased
         at $105,123,227 (Collateralized by: Fannie Mae,
         Bonds, due 3/24/2005 at 1.720%, value $48,459,333,
         Fannie Mae, Notes, due 5/14/2003 at 1.450%,
         value $47,996,332 and Federal Farm Credit Bank ,
         Bonds, due 10/1/2003 at 3.125%, value $11,342,076)
         (Cost $105,112,190)                                            105,112,190         105,112,190
========================================================================================================
103.53  TOTAL INVESTMENTS AT VALUE
         (AMORTIZED COST $618,897,236)(c)                                                   618,897,236
========================================================================================================
(3.53)  OTHER ASSETS LESS LIABILITIES                                                       (21,113,102)
========================================================================================================
100.00  NET ASSETS AT VALUE                                                              $  597,784,134
========================================================================================================
                                                        EFFECTIVE
                                                         INTEREST         PRINCIPAL
%      DESCRIPTION                                          RATE%            AMOUNT               VALUE
--------------------------------------------------------------------------------------------------------
TAX-FREE MONEY FUND
101.23 SHORT-TERM INVESTMENTS
99.40  Municipal Notes(a)
4.88   ALABAMA
       Birmingham Med Clinic Brd, Alabama
         (LOC - AmSouth Bank), AR, Med Clinic Rev,
         UAHSF Series 1991, 12/1/2026                        1.35  $      1,300,000      $    1,300,000
========================================================================================================
5.86   FLORIDA
       Lee Cnty School Brd, Florida (FSA Insured), FR,
         Ctfs of Participation, Series 1993A, 8/1/2004       1.10           200,000             205,299
       Seminole Cnty Indl Dev Auth, Florida (Florida Living
         Nursing Ctr Proj) (LOC - Bank of America), VR,
         Hlth Facil Rev, Series 1991, 2/1/2011               1.39         1,200,000           1,200,000
       South Indian River Wtr Ctl Dist, Florida (Egret
         Landing - Phase I), FR, Sect 15 Impt Bds,
         Special Assmt, 11/1/2018                            1.05           150,000             156,988
========================================================================================================
                                                                                              1,562,287
2.44   GEORGIA
       Floyd Cnty Dev Auth, Georgia (Shorter College Proj)
         (LOC - SunTrust Bank), AR, Rev, Series 1998,
         6/1/2017                                            1.34           500,000             500,000
       Newnan Hosp Auth, Georgia (Newnan Hosp Proj)
         (MBIA Insured), FR, Rev Anticipation Ctfs,
         Series 2002, 1/1/2004                               1.29           150,000             151,051
========================================================================================================
                                                                                                651,051
9.70   ILLINOIS
       Hoffman Estates, Illinois (Hoffman Estates
         Econ Dev Proj Area) (AMBAC Insured), FR, Tax
         Increment Rev Ref, Series 1997, 11/15/2003          1.11           250,000             254,426
       Illinois Dev Fin Auth (6 West Hubbard Street Proj)
         (LOC - LaSalle Natl Bank), F/FR, IDR,
         Series 1986, 12/1/2016                              1.25           765,000             765,000
       Illinois Hlth Facils Auth (Blessing Hosp) (FSA
         Insured), VRD, Rev, Series 1999B, 11/15/2029        1.20           200,000             200,000
       Peoria, Illinois (Easter Seal Ctr Proj)
         (LOC - Bank One), AR, Hlth Care Facil Rev,
         Series 1997, 5/1/2007                               1.30         1,050,000           1,050,000
       Schillar Park School Dist #81, Illinois (Cook Cnty)
         (FSA Insured), FR, School Ref, Series 2002A,
         12/1/2003                                           1.63           115,000             115,210
       School Dist #U-46, Illinois (Kane, Cook & DuPage
         Cntys) (AMBAC Insured), FR, Gen Oblig
         School Bds, Series 2003A, 1/1/2004                  1.10           200,000             201,038
========================================================================================================
                                                                                              2,585,674
2.63   INDIANA
       Newton Cnty, Indiana (Intec Group Proj)
         (LOC - LaSalle Natl Bank), A/FR, Econ Dev Rev,
         Series 1994, 9/1/2010                               1.29           500,000             500,000
       Purdue Univ Trustees, Indiana, FR, Purdue Univ
         Student Fee, Rev, Series R, 7/1/2003                1.67           200,000             200,379
========================================================================================================
                                                                                                700,379

                                                        EFFECTIVE
                                                         INTEREST         PRINCIPAL
%      DESCRIPTION                                          RATE%            AMOUNT               VALUE
--------------------------------------------------------------------------------------------------------

3.75   IOWA
       Iowa Fin Auth (YMCA Proj) (LOC - Wells Fargo & Co),
         VR, Econ Dev Rev, Series 2000, 6/1/2010             1.30  $      1,000,000      $    1,000,000
========================================================================================================
1.13   KANSAS
       Unified Govt of Wyandotte Cnty/Kansas City, Kansas
         (MBIA Insured), FR, Gen Oblig Impt,
         Series 2002-A, 8/1/2003                             1.50           300,000             300,247
========================================================================================================
0.94   KENTUCKY
       Kentucky Asset/Liability Commn, FR,
         Gen Fund, TRAN, 2002 Series A, 6/26/2003            1.67           250,000             250,184
========================================================================================================
6.69   MARYLAND
       Frederick Cnty, Maryland (Buckingham's
         Choice Facil) (LOC - Branch Banking & Trust),
         EXTRAS, Retirement Cmnty Rev, Series 1997 C,
         1/1/2027                                            1.25         1,500,000           1,500,000
       Mayor & City Council of Baltimore, Maryland
         (FGIC Insured), FR, Tax-Exempt
         Gen Oblig Cons Pub Impt, Series A, 10/15/2003       1.08           275,000             281,442
========================================================================================================
                                                                                              1,781,442
1.92   MICHIGAN
       Lowell, Michigan (Kent Cnty) (MBIA Insured), FR,
         Elec Supply System Rev, Series 2002, 8/1/2003       1.50           130,000             130,322
       Muskegon, Michigan (Muskegon Cnty), FR, Michigan
         Transn Fund Ref, Series 2002, 6/1/2003              1.40           150,000             150,000
       Ottawa Cnty, Michigan (Holland Area Sewage
        Disp System), FR, Gen Oblig, Ottawa Cnty 2001
         Ref, 6/1/2004                                       1.10           225,000             230,230
========================================================================================================
                                                                                                510,552
1.13  MONTANA
      Havre, Montana (Safeway Inc Proj)
        (LOC - Duetsche Bank), VR, IDR, Ref,
        Series 1991, 6/1/2006                                1.30           300,000             300,000
========================================================================================================
0.75  NEVADA
      Clark Cnty School Dist, Nevada (FGIC Insured), FR,
        Gen Oblig Bldg, Series July 1, 1999A, 6/15/2003      1.37           200,000             200,276
========================================================================================================
1.50  NEW JERSEY
      Gloucester Cnty, New Jersey (FGIC Insured), FR,
        Gen Oblig, Series 2001, 7/1/2003                     1.45           400,000             400,991
========================================================================================================
4.20  NEW MEXICO
      New Mexico Hosp Equip Ln Council
        (Dialysis Clinic Proj) (LOC - SunTrust Bank),
        AR, Rev, Series 2000, 7/1/2025                       1.34         1,120,000           1,120,000
========================================================================================================
0.57  NEW YORK
      Westchester Cnty, New York, FR, Gen Oblig,
        Series 1991B, 9/15/2003                              1.00           150,000             152,042
========================================================================================================

                                                        EFFECTIVE
                                                         INTEREST         PRINCIPAL
%      DESCRIPTION                                          RATE%            AMOUNT               VALUE
--------------------------------------------------------------------------------------------------------

8.65   NORTH CAROLINA
       Carolinas HlthCare System (North Carolina)
         (Charlotte-Mecklenberg Hosp Auth), FR, Hlth
         Care Rev, Series 2003A, 1/15/2004                   1.15  $        150,000      $      150,786
       Carteret Cnty Indl Facils & Pollution Ctl Fing Auth,
         North Carolina (Texasgulf Proj)
         (LOC - BNP-Paribas), VR, PCR,
         Series 1985, 10/1/2005                              1.33         2,000,000           2,000,000
       North Carolina Eastern Muni Pwr Agency
         (MBIA Insured), FR, Pwr System Rev,
         Series 1996A, 1/1/2004                              1.65           150,000             153,336
========================================================================================================
                                                                                              2,304,122
0.02   OHIO
       Univ of Toledo, Ohio (State Univ of Ohio)
         (FGIC Insured), VR, Gen Rcpts, Rev, Series 2002,
         6/1/2032                                            1.25             5,000               5,000
========================================================================================================
2.00   OREGON
       Cent Lincoln People's Util Dist, Oregon
         (AMBAC Insured) , FR, Elec System Rev Ref,
         Series 2002, 12/1/2003                              1.50           330,000             330,818
       Emerald People's Util Dist, Oregon (Lane Cnty)
         (FSA Insured), FR, Elec System Ref Rev,
         2003 Series A, 11/1/2003                            1.10           200,000             200,744
========================================================================================================
                                                                                                531,562
3.21   PENNSYLVANIA
       Canon-McMillan School Dist, Pennsylvania
         (Washington Cnty) (FSA Insured), FR, Gen
         Oblig, Series C of 2002, 9/1/2003                   1.55           250,000             250,279
       Pennsylvania (AMBAC Insured),
         FR, Gen Oblig, Ref, Series of 1997, 9/15/2003       1.15           200,000             202,295
       Pennsylvania Infrastructure Invt Auth (Pennvest Ln
         Pool Proj), A/FR, Series 1991A
          9/1/2009                                           1.75           200,000             206,043
          9/1/2010                                           1.65           190,000             195,790
========================================================================================================
                                                                                                854,407
0.94   SOUTH CAROLINA
       Anderson Cnty, South Carolina (Belton Inds Proj)
         (LOC - Bank of America), AR, Indl Rev,
         Series 1991A, 7/1/2004                              1.35           100,000             100,000
       Rock Hill, South Carolina (FSA Insured), FR,
         Combined Util System Rev Impt, Ref,
         Series 2003A, 1/1/2004                              1.30           150,000             150,609
========================================================================================================
                                                                                                250,609
0.53   SOUTH DAKOTA
       South Dakota Brd of Regts (MBIA Insured), FR,
         Univ of South Dakota Hsg & Auxiliary Facils Rev,
         Series 2003, 4/1/2004                               1.18           140,000             140,941
========================================================================================================

                                                        EFFECTIVE
                                                         INTEREST         PRINCIPAL
%      DESCRIPTION                                          RATE%            AMOUNT               VALUE
--------------------------------------------------------------------------------------------------------

23.07  TENNESSEE
       Hamilton Cnty Indl Dev Brd, Tennessee
         (LOC - Mellon Bank), AR, IDR, Ref,
           (Trade Ctr Hotel Assoc #1 Ltd
             Partnership Proj), Series 1998A,
             9/1/2016                                        1.30  $      1,400,000      $    1,400,000
           (Trade Ctr Hotel Assoc #3 Ltd
             Partnership Proj), Series 1998C,
             9/1/2016                                        1.30         1,797,250           1,797,250
       Hawkins Cnty Indl Dev Brd, Tennessee
         (LOC - Wachovia Bank), AR, IDR, Ref,
         1998 Series B, 10/1/2027                            1.30         1,450,000           1,450,000
       Tullahoma Indl Dev Brd, Tennessee
         (Marine Master Project) (LOC - AmSouth Bank),
         AR, Rev, Series 2002, 10/1/2017                     1.54         1,500,000           1,500,000
========================================================================================================
                                                                                              6,147,250
7.53   TEXAS
       Corpus Christi, Texas (FSA Insured), FR,
         Combination Tax & Muni Hotel Occupancy Tax,
         Rev, Ctfs of Oblig, Series 2002, 9/1/2003           1.40           200,000             200,000
       Dallas, Texas, FR, Gen Oblig, Series 1994, 2/15/2011  1.20           250,000             257,733
       Donna Indpt School Dist, Texas (Hidalgo Cnty)
         (PSFG Insured), FR, Unltd Tax School Bldg Bds,
         Series 1998, 2/15/2004                              1.25           200,000             205,232
       Grapevine-Colleyville Indpt School Dist, Texas
         (Tarrant & Dallas Cntys) (PSFG Insured), FR,
         Unltd Tax School Bldg & Ref, Series 1995,
         8/15/2003                                           1.10           335,000             337,826
       Houston Cmnty College System, Texas
         (Harris & Fort Bend Cntys) (AMBAC Insured), FR,
         Student Fee Rev, Series 1999, 4/15/2004             1.20           100,000             103,063
       North East Indpt School Dist, Texas (Bexar Cnty)
         (PSFG Insured), FR, Unltd Tax School Bldg Bds,
         Series 1999, 10/1/2003                              1.58           100,000             101,628
       Northside Indpt School Dist, Texas (Bexar Cnty)
         (PSFG Insured), A/FR, Unltd Tax School Bldg
         Bds, Series 2001-A, 8/1/2003                        1.60           200,000             200,132
       Texas, FR, TRAN, Series 2002, 8/29/2003               1.48           600,000             601,829
========================================================================================================
                                                                                              2,007,443
1.13   UTAH
       Tremonton City, Utah (Box Elder Cnty)
         (La-Z-Boy Chair Proj) (LOC - Bank One), VRD,
         IDR, Series 1990, 6/1/2026                          1.30           300,000             300,000
========================================================================================================
1.41   VIRGINIA
       Stafford Cnty Indl Dev Auth, Virginia
         (Safeway Inc Proj) (LOC - Duetsche Bank & Trust),
         AR, IDR, Ref, Series 1993, 6/1/2003                 1.45           375,000             375,000
========================================================================================================
2.82   WISCONSIN
       Neenah-Menasha Sewerage Commn, Wisconsin
         (Winnebago Cnty) (MBIA Insured), FR,
         Sewerage System Rev, Series 2003A, 12/1/2003        1.20           200,000             200,797

                                                        EFFECTIVE
                                                         INTEREST         PRINCIPAL
%      DESCRIPTION                                          RATE%            AMOUNT               VALUE
--------------------------------------------------------------------------------------------------------
       Wisconsin Hlth & Edl Facils Auth
         (Riverview Hosp Assn) (LOC - Firstar Bank),
         VRD, Rev, Series 2001, 10/1/2030                    1.35  $        550,000      $      550,000
========================================================================================================
                                                                                                750,797
        TOTAL MUNICIPAL NOTES
          (Amortized Cost $26,482,256)                                                       26,482,256
========================================================================================================
1.83  REPURCHASE AGREEMENTS
      Repurchase Agreement with State Street dated
        5/30/2003 due 6/2/2003 at 1.260% repurchased
        at $488,547 (Collateralized by Freddie Mac,
        Medium-Term Notes, due 1/21/2005 at
        2.150%, value $501,694) (Cost $488,496)                             488,496             488,496
========================================================================================================
101.23 TOTAL INVESTMENTS AT VALUE
        (AMORTIZED COST $26,970,752)(c)                                                      26,970,752
========================================================================================================
(1.23) OTHER ASSETS LESS LIABILITIES                                                           (327,325)
========================================================================================================
100.00 NET ASSETS AT VALUE                                                               $   26,643,427
========================================================================================================

U.S. GOVERNMENT MONEY FUND
99.58  SHORT-TERM INVESTMENTS
85.34  US GOVERNMENT AGENCY OBLIGATIONS
       Fannie Mae
         10/27/2003                                          1.20  $        500,000      $      507,739
         11/15/2003                                          1.35           500,000             504,033
         12/1/2003                                           1.22           500,000             510,558
       Federal Farm Credit Bank
         9/2/2003                                            1.85         1,610,000           1,625,228
         11/6/2003                                           1.50           300,000             304,242
       Federal Home Loan Bank
         6/2/2003                                            1.28        17,000,000          16,999,405
         6/11/2003                                           1.77           500,000             500,542
         6/23/2003                                           1.75           500,000             501,281
         6/24/2003                                           2.04         1,000,000           1,002,306
         7/25/2003                                           2.24         2,000,000           2,000,000
         8/15/2003                                           1.20           750,000             754,449
         9/2/2003                                            1.85         1,000,000           1,009,463
         11/4/2003                                           1.50           250,000             254,055
         11/14/2003                                          1.50         2,545,000           2,591,252
         4/12/2004                                           1.34         1,500,000           1,499,445
         5/7/2004                                            1.40         1,000,000           1,000,000
         6/18/2004                                           1.25         2,000,000           2,000,000
       Federal Home Loan Bank, F/VR
         Series 300, 9/15/2003                               1.15         5,000,000           4,999,277
       Overseas Private Investment, Gtd Participation
         Certificates, VR
          Series 2000-044A, 5/15/2015(a)                     1.18         5,700,000           5,700,000
          Series 2000-044A3, 4/1/2014(a)                     1.18         3,000,000           3,000,000
       Sallie Mae, F/VR, 6/19/2003                           1.27        10,000,000          10,000,000
========================================================================================================
        TOTAL US GOVERNMENT AGENCY OBLIGATIONS
          (Amortized Cost $57,263,275)                                                       57,263,275
========================================================================================================

                                                        EFFECTIVE
                                                         INTEREST         PRINCIPAL
%      DESCRIPTION                                          RATE%            AMOUNT               VALUE
--------------------------------------------------------------------------------------------------------

14.24  REPURCHASE AGREEMENTS
       Repurchase Agreement with State Street dated
         5/30/2003 due 6/2/2003 at 1.260% repurchased
         at $9,556,810 (Collateralized by Federal Home
         Loan Bank, Bonds, due 4/12/2004 at 1.300%,
         value $9,755,649) (Cost $9,555,807)                       $      9,555,807      $    9,555,807
========================================================================================================
99.58  TOTAL INVESTMENTS AT VALUE
        (AMORTIZED COST $66,819,082)(c)                                                      66,819,082
========================================================================================================
0.42   OTHER ASSETS LESS LIABILITIES                                                            278,265
========================================================================================================
100.00 NET ASSETS AT VALUE                                                               $   67,097,347
========================================================================================================

(a)  All  securities  with a maturity  date  greater than one year have either a variable  rate,  demand feature,  prerefunded,  optional or mandatory  put resulting in an effective maturity of one year or less.

(b)  Securities  acquired  pursuant to Rule 144A. The fund deems such securities to be "liquid" because an institutional market exists.

(c)  Also represents cost of investments for income tax purposes.

The following acronyms may be used in portfolio descriptions:
A/FR(d)  --    Adjustable/Fixed Rate
AMBAC    --    American Municipal Bond Assurance Corporation
AR(d)    --    Adjustable Rate
EXTRAS   --    Extendable Rate Adjustable Securities
FGIC     --    Financial Guaranty Insurance Company
F/FR(d)  --    Floating/Fixed Rate
FR       --    Fixed Rate
FSA      --    Financial Security Assurance
F/VR(d)  --    Floating/Variable Rate
IDR      --    Industrial Development Revenue
LOC      --    Letter of Credit
MBIA     --    Municipal Bond Investors Assurance Corporation
PCR      --    Pollution Control Revenue
PSFG     --    Permanent School Fund Guarantee Program
TRAN     --    Tax & Revenue Anticipation Notes
UAHSF    --    University of Alabama Health Services Foundation
VR(d)    --    Variable Rate
VRD(d)   --    Variable Rate Demand

(d)  Rate is subject to change. Rate shown reflects current rate.

(e) The following are restricted and illiquid securities at May 31, 2003:

SCHEDULE OF RESTRICTED AND ILLIQUID SECURITIES

                                                                        VALUE AS
                                 ACQUISITION        ACQUISITION             % OF
DESCRIPTION                             DATE               COST       NET ASSETS
--------------------------------------------------------------------------------
CASH RESERVES FUND
Goldman Sachs Group, F/VR
   9/17/2003                       3/21/2003  $      14,000,000           2.34%
   10/2/2003                       3/13/2003         20,000,000           3.35
New York Life Insurance, 4/7/2004  4/3/2003           7,000,000           1.17
================================================================================
                                                                           6.86%
================================================================================

See Notes to Financial Statements

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
INVESCO MONEY MARKET FUNDS, INC.
MAY 31, 2003

                                                CASH                   TAX-FREE
                                            RESERVES                      MONEY
                                                FUND                       FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                         $   618,897,236             $   26,970,752
================================================================================
  At Value(a)                        $   618,897,236             $   26,970,752
Cash                                               0                         54
Receivables:
  Fund Shares Sold                         4,212,973                     79,615
  Interest                                   596,021                    123,705
Prepaid Expenses and Other Assets            122,494                     27,137
================================================================================
TOTAL ASSETS                             623,828,724                 27,201,263
================================================================================
LIABILITIES
Payables:
  Custodian                                    1,472                          0
  Distributions to Shareholders                8,466                        675
  Investment Securities Purchased                  0                    440,967
  Fund Shares Repurchased                 25,882,975                     99,641
Accrued Distribution Expenses
  Class A                                      3,367                         --
  Class B                                        462                         --
  Class C                                     21,476                         --
Accrued Expenses and Other Payables          126,372                     16,553
================================================================================
TOTAL LIABILITIES                         26,044,590                    557,836
================================================================================
NET ASSETS AT VALUE, Applicable to
  Shares Outstanding                 $   597,784,134             $   26,643,427
================================================================================
NET ASSETS AT VALUE:
  Investor Class                     $   570,867,083             $   26,643,427
================================================================================
  Class A                            $     8,915,545                         --
================================================================================
  Class B                            $       599,070                         --
================================================================================
  Class C                            $    17,402,436                         --
================================================================================
Shares Outstanding(b)
  Investor Class                         570,867,083                 26,643,427
  Class A                                  8,915,545                         --
  Class B                                    599,070                         --
  Class C                                 17,402,436                         --
================================================================================
NET ASSET VALUE, Offering and Redemption
  Price per Share
    Investor Class                   $          1.00             $         1.00
    Class A                          $          1.00                         --
    Class B                          $          1.00                         --
    Class C                          $          1.00                         --
================================================================================

(a) Investment securities at cost and value at May 31, 2003 include repurchase agreements of $105,112,190 and $488,496 for Cash Reserves and Tax-Free Money Funds, respectively.

(b) The INVESCO Money Market Funds, Inc. have 20 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 18.8 billion have been allocated to Cash Reserves Fund and 500 million to Tax-Free Money
     Fund: 4.7 billion to each class of Cash Reserves Fund and 500 million to Tax-Free Money - Investor Class. Paid-in capital was $597,784,134 and $26,643,427 for Cash Reserves and Tax-Free Money Fund, respectively.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
  (CONTINUED)
INVESCO MONEY MARKET FUNDS, INC.
MAY 31, 2003

                                                                U.S. GOVERNMENT
                                                                          MONEY
                                                                           FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                                     $   66,819,082
================================================================================
  At Value(a)                                                    $   66,819,082
Receivables:
  Fund Shares Sold                                                      264,765
  Interest                                                              221,960
Prepaid Expenses and Other Assets                                        33,046
================================================================================
TOTAL ASSETS                                                         67,338,853
================================================================================
LIABILITIES
Payables:
  Custodian                                                                  38
  Distributions to Shareholders                                             329
  Fund Shares Repurchased                                               220,132
Accrued Expenses and Other Payables                                      21,007
================================================================================
TOTAL LIABILITIES                                                       241,506
================================================================================
NET ASSETS AT VALUE, Applicable to Shares Outstanding            $   67,097,347
================================================================================
Shares Outstanding(b)                                                67,097,347
================================================================================
NET ASSET VALUE, Offering and Redemption Price per Share         $         1.00
================================================================================

(a) Investment securities at cost and value at May 31, 2003 includes a repurchase agreement of $9,555,807 .

(b) The INVESCO Money Market Funds, Inc. have 20 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 500 million has been allocated to U.S. Government Money Fund - Investor Class. Paid-in-capital for U.S. Government Money Fund was $67,097,347.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
INVESCO MONEY MARKET FUNDS, INC.
YEAR ENDED MAY 31, 2003


                                                     CASH              TAX-FREE
                                                 RESERVES                 MONEY
                                                     FUND                  FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INTEREST INCOME                            $   14,112,098           $   445,552
================================================================================
EXPENSES
Investment Advisory Fees                        3,445,659               156,418
Distribution Expenses
  Class A                                          15,627                    --
  Class B                                           5,535                    --
  Class C                                         342,484                    --
Transfer Agent Fees
  Investor Class                                2,865,888                96,636
  Class A                                           4,446                    --
  Class B                                           1,192                    --
  Class C                                         171,315                    --
Administrative Services Fees                      406,849                24,078
Custodian Fees and Expenses                       125,599                 8,723
Directors' Fees and Expenses                       80,566                10,586
Professional Fees and Expenses                     89,697                27,154
Registration Fees and Expenses
  Investor Class                                  109,014                17,064
  Class A                                             252                    --
  Class B                                             186                    --
  Class C                                           5,102                    --
Reports to Shareholders                           315,206                10,029
Other Expenses                                     35,563                 5,718
================================================================================
  TOTAL EXPENSES                                8,020,180               356,406
  Fees and Expenses Absorbed/Reimbursed
    by Investment Adviser
      Investor Class                                    0               (89,606)
      Class B                                      (4,102)                   --
      Class C                                    (268,032)                   --
  Fees and Expenses Paid Indirectly                  (524)                    0
================================================================================
    NET EXPENSES                                7,747,522               266,800
================================================================================
NET INVESTMENT INCOME AND NET INCREASE IN
  NET ASSETS FROM OPERATIONS               $    6,364,576           $   178,752
================================================================================

See Notes to Financial Statements

INVESCO MONEY MARKET FUNDS, INC.
YEAR ENDED MAY 31, 2003

                                                                U.S. GOVERNMENT
                                                                          MONEY
                                                                           FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INTEREST INCOME                                                  $    1,162,651
================================================================================
EXPENSES
Investment Advisory Fees                                                368,428
Transfer Agent Fees                                                     299,092
Administrative Services Fees                                             43,159
Custodian Fees and Expenses                                              11,788
Directors' Fees and Expenses                                             14,784
Professional Fees and Expenses                                           21,483
Registration Fees and Expenses                                           24,369
Reports to Shareholders                                                  32,617
Other Expenses                                                            4,677
================================================================================
  TOTAL EXPENSES                                                        820,397
  Fees and Expenses Absorbed by Investment Adviser                     (191,120)
================================================================================
    NET EXPENSES                                                        629,277
================================================================================
NET INVESTMENT INCOME AND NET INCREASE IN
  NET ASSETS FROM OPERATIONS                                     $      533,374
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
CASH RESERVES FUND

                                                               YEAR ENDED MAY 31
------------------------------------------------------------------------------------
                                                           2003                 2002
OPERATIONS AND DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income Earned and
  Distributed to Shareholders
    Investor Class                             $      6,227,342      $     17,796,534
    Class A                                              20,915                 4,839
    Class B                                               1,845                 3,283
    Class C                                             114,474               420,688
======================================================================================
                                               $      6,364,576      $     18,225,344
======================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                               $   19,488,956,950    $ 23,212,451,413
  Class A                                             165,682,044           3,356,987
  Class B                                               1,075,652             594,915
  Class C                                           1,572,492,634       2,598,809,105
Reinvestment of Distributions
  Investor Class                                        5,434,912          14,770,191
  Class A                                                   9,588               4,551
  Class B                                                   1,327               3,065
  Class C                                                  62,702             162,324
======================================================================================
                                                   21,233,715,809      25,830,152,551
Amounts Paid for Repurchases of Shares
  Investor Class                                  (20,045,506,084)    (22,985,728,920)
  Class A                                            (158,339,989)         (1,798,690)
  Class B                                                (886,595)           (252,742)
  Class C                                          (1,607,385,823)     (2,561,512,041)
=======================================================================================
                                                  (21,812,118,491)    (25,549,292,393)
NET INCREASE (DECREASE) IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                       (578,402,682)        280,860,158
NET ASSETS
Beginning of Period                                 1,176,186,816         895,326,658
=======================================================================================
End of Period                                  $      597,784,134    $  1,176,186,816
=======================================================================================

         --------------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold
  Investor Class                                   19,488,956,950      23,212,451,413
  Class A                                             165,682,044           3,356,987
  Class B                                               1,075,652             594,915
  Class C                                           1,572,492,634       2,598,809,105
Shares Issued from Reinvestment of Distributions
  Investor Class                                        5,434,912          14,770,191
  Class A                                                   9,588               4,551
  Class B                                                   1,327               3,065
  Class C                                                  62,702             162,324
======================================================================================
                                                   21,233,715,809      25,830,152,551
Shares Repurchased
  Investor Class                                  (20,045,506,084)    (22,985,728,920)
  Class A                                            (158,339,989)         (1,798,690)
  Class B                                                (886,595)           (252,742)
  Class C                                          (1,607,385,823)     (2,561,512,041)
=======================================================================================
                                                  (21,812,118,491)    (25,549,292,393)
NET INCREASE (DECREASE) IN FUND SHARES               (578,402,682)        280,860,158
=======================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
 (CONTINUED)
TAX-FREE MONEY FUND
                                                               YEAR ENDED MAY 31
------------------------------------------------------------------------------------
                                                           2003                 2002
OPERATIONS AND DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income Earned and
  Distributed to Shareholders                  $        178,752      $       415,165
=====================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                  $     36,281,861      $    75,518,443
Reinvestment of Distributions                           157,851              380,240
=====================================================================================
                                                     36,439,712           75,898,683
Amounts Paid for Repurchases of Shares              (41,933,785)         (79,815,841)
=====================================================================================
NET DECREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                       (5,494,073)          (3,917,158)
NET ASSETS
Beginning of Period                                  32,137,500           36,054,658
=====================================================================================
End of Period                                  $     26,643,427      $    32,137,500
=====================================================================================

              --------------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                          36,281,861           75,518,443
Shares Issued from Reinvestment of Distributions        157,851              380,240
=====================================================================================
                                                     36,439,712           75,898,683
Shares Repurchased                                  (41,933,785)         (79,815,841)
=====================================================================================
NET DECREASE IN FUND SHARES                          (5,494,073)          (3,917,158)
=====================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
 (CONTINUED)
U.S. GOVERNMENT MONEY FUND

                                                               YEAR ENDED MAY 31
------------------------------------------------------------------------------------
                                                           2003                 2002
OPERATIONS AND DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income Earned and
  Distributed to Shareholders                  $        533,374      $     1,540,454
=====================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                  $    231,418,527      $ 1,448,716,464
Reinvestment of Distributions                           502,735            1,454,825
=====================================================================================
                                                    231,921,262        1,450,171,289
Amounts Paid for Repurchases of Shares             (240,544,136)      (1,449,830,999)
=====================================================================================
NET INCREASE (DECREASE) IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                       (8,622,874)             340,290
NET ASSETS
Beginning of Period                                  75,720,221           75,379,931
=====================================================================================
End of Period                                  $     67,097,347      $    75,720,221
=====================================================================================

              --------------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                         231,418,527        1,448,716,464
Shares Issued from Reinvestment of Distributions        502,735            1,454,825
=====================================================================================
                                                    231,921,262        1,450,171,289
Shares Repurchased                                 (240,544,136)      (1,449,830,999)
=====================================================================================
NET INCREASE (DECREASE) IN FUND SHARES               (8,622,874)             340,290
=====================================================================================

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS
INVESCO MONEY MARKET FUNDS, INC.

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Money Market Funds, Inc. is incorporated in Maryland and presently consists of three separate funds: Cash Reserves Fund, Tax-Free Money Fund and U.S. Government Money Fund (individually the "Fund" and collectively, the "Funds"). The investment objectives of the Funds are: to seek a high level of current income for Cash Reserves Fund; to seek a high level of current income exempt from federal income taxation for Tax-Free Money Fund; and to seek current income by investing only in debt obligations issued or guaranteed by the U.S. Government or its agencies for U.S. Government Money Fund. INVESCO Money Market Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.

Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Cash Reserves Fund also offers Class A, Class B and Class C shares, which are subject to a contingent deferred sales charge paid by the redeeming shareholder. Class A and Class B shares are not appropriate for direct investment and are for exchange only from other INVESCO Funds' Class A and Class B shares. Class B shares convert to Class A shares after eight years along with a pro rata portion of its reinvested dividends and distributions.

Effective April 1, 2002, the Investor Class shares are offered only to grandfathered investors who have established and maintained an account in any of the funds managed and distributed by INVESCO Funds Group, Inc. ("IFG") in Investor Class shares prior to April 1, 2002.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Securities held by the Funds are valued at their market value determined by the amortized cost method of valuation. If management believes that such valuation does not reflect the securities' fair value, or events or circumstances that may affect the value of portfolio securities are identified by the time that the net asset value per share is determined, these securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors. Restricted and illiquid securities are valued in accordance with procedures established by the Fund's board of directors.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by securities issued by the U.S. Government, its agencies or instrumentalities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount or amortized premium, is recorded on the accrual basis. The Fund amortizes discounts or premiums paid on purchases of securities to the earliest put, call or maturity date. Cost is determined on the specific identification basis.

Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security which each Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- All of the Fund's net investment income is distributed to shareholders by dividends declared daily and paid monthly. Such dividends are automatically reinvested at the month-end net asset value, unless the shareholder requests a cash payment.

E. TAX INFORMATION -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes. Dividends paid by the Fund from net investment income are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the distributions paid by Tax-Free Money Fund for the year ended May 31, 2003, 99.19% were exempt from federal income taxes.

F. EXPENSES -- Each Fund or Class bears expenses incurred specifically on its behalf and, in addition, each Fund or Class bears a portion of general expenses, based on the relative net assets of each Fund or Class.

Under an agreement between each Fund and the Fund's Custodian, certain Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. IFG serves as the Funds' investment adviser. As compensation for its services to the Funds, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of each Funds' average net assets as follows: 0.50% on the first $300 million of average net assets;
reduced to 0.40% on the next $200 million of average net assets; and 0.30% on average net assets in excess of $500 million.

A Sub-Advisory Agreement between IFG and AIM Capital Management, Inc. ("AIM"), affiliated with IFG, provides that investment decisions of the Funds are made by AIM. Fees for such sub-advisory services are paid by IFG.

A master distribution plan and agreement for Cash Reserves Fund Class A, Class B & Class C shares pursuant to Rule 12b-1 of the Act (the "Plans") provides for compensation of certain promotional and other sales related costs to INVESCO Distributors, Inc. ("IDI" or the "Distributor"), a wholly owned subsidiary of IFG. Class A shares of the Fund pay compensation to IDI at a rate of 0.35% of annual average net assets. Class B and Class C shares of the Fund pay compensation to IDI at a rate of 1.00% of annual average net assets. Of these amounts, IDI may pay a service fee of 0.25% of the average net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the applicable class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose caps on the total sales charges, including asset-based sales charges, that may be paid by the respective class. Any unreimbursed expenses IDI incurs with respect to Class A and Class C shares in any fiscal year can not be recovered in subsequent years. Effective July 1, 2003, the Distributor will change to AIM Distributors, Inc., an affiliate of IFG. For the year ended May 31, 2003, amounts paid to the Distributor were as follows:
                                                  CLASS       CLASS       CLASS
FUND                                                  A           B           C
--------------------------------------------------------------------------------
Cash Reserves Fund                            $  12,456    $  5,420  $  355,481

If the Class B Plan is terminated, the board of directors may allow the Class B shares to continue payments of the asset-based sales charge to the Distributor for allowable unreimbursed expenses incurred for distributing shares before the Class B Plan was terminated. The Class B Plan allows for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods. Distribution fees related to the Distributor for the year ended May 31, 2003, for Class B were as follows:

                                                              DISTRIBUTOR'S      DISTRIBUTOR'S
                                                                  AGGREGATE       UNREIMBURSED
                                                               UNREIMBURSED      EXPENSES AS %
                                             AMOUNT RETAINED       EXPENSES      OF NET ASSETS
FUND                                          BY DISTRIBUTOR     UNDER PLAN           OF CLASS
-----------------------------------------------------------------------------------------------
Cash Reserves Fund - Class B Plan              $       4,405     $        0              0.00%

IFG receives a transfer agent fee from each Class at an annual rate of $29.50 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. Aggregate fees collected for such omnibus accounts for the year ended May 31, 2003 amounted to $226,250 for Cash Reserves Fund, $226 for Tax-Free Money Fund and $23,558 for U.S. Government Money Fund, of which $490, $127 and $1,839, respectively, were retained by IFG. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month.

In accordance with an Administrative Services Agreement, each Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.045% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.

IFG has voluntarily agreed to absorb and assume certain fees and expenses incurred by the Funds for the year ended May 31, 2003. IFG is entitled to reimbursement from a Fund share class that has fees and expenses voluntarily absorbed pursuant to this arrangement if such reimbursements do not cause a share class to exceed voluntary expense limitations and the reimbursement is made within three years after IFG incurred the expense.

At May 31, 2003, the reimbursement that may be potentially made by the Funds to IFG that will expire during the years ended May 31, 2005 and 2006, are as follows:

                                                INVESTOR     CLASS       CLASS       CLASS
FUND                                               CLASS         A           B           C
-------------------------------------------------------------------------------------------
YEAR ENDED MAY 31, 2005
Cash Reserves Fund                             $       0   $     0     $   176     $28,335
Tax-Free Money Fund                                7,390        --          --          --
U.S. Government Money Fund                        15,663        --          --          --

                                                INVESTOR     CLASS       CLASS       CLASS
FUND                                               CLASS         A           B           C
-------------------------------------------------------------------------------------------
YEAR ENDED MAY 31, 2006
Cash Reserves Fund                             $       0   $     0     $ 3,926     $239,697
Tax-Free Money Fund                               82,216        --          --          --
U.S. Government Money Fund                       175,457        --          --          --

NOTE 3 -- TRANSACTIONS WITH AFFILIATES. Certain of the Funds' officers and directors are also officers and directors of IFG, AIM or IDI.

Each Fund has adopted a retirement plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement, as amended March 1, 2001. Effective November 8, 2002, the plan provides that a director, prior to retirement, may elect to convert amounts accrued under this plan into a new deferred retirement plan.

Pension expenses for the year ended May 31, 2003 included in Directors' Fees and Expenses in the Statement of Operations, and pension liability included in Accrued Expenses, in the Statement of Assets and Liabilities were as follows:

                                                      PENSION           PENSION
FUND                                                 EXPENSES         LIABILITY
--------------------------------------------------------------------------------
Cash Reserves Fund                                 $   32,418        $   65,406
Tax-Free Money Fund                                       977             3,701
U.S. Government Money Fund                              3,375             7,181

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

NOTE 4 -- CONTINGENT DEFERRED SALES CHARGE ("CDSC"). Class A shares may charge a 1.00% CDSC if a shareholder purchased $1,000,000 or more and redeemed these shares within 18 months from the date of purchase. Effective November 15, 2002, qualified plans investing in Class A shares may pay a 1.00% CDSC if a shareholder redeemed these shares within 12 months from the date of purchase. A CDSC is charged by Class B shares on redemptions or exchanges of shares at a maximum of 5.00% beginning at the time of purchase to 0.00% at the beginning of the seventh year. A 1.00% CDSC is charged by Class C shares on redemptions or exchanges held thirteen months or less. Shares acquired through reinvestment of dividends or other distributions are not charged a CDSC. The CDSC may be reduced or certain sales charge exceptions may apply. The CDSC is paid by the redeeming shareholder and therefore it is not an expense of the Fund. For the year ended May 31, 2003, the Distributor received the following CDSC from Class A, Class B and Class C shareholders:

FUND                                                 CLASS A        CLASS B        CLASS C
------------------------------------------------------------------------------------------
Cash Reserves Fund                                $   15,024     $    4,141     $   67,864

NOTE 5 -- SUBSEQUENT EVENTS. On June 9, 2003, the Board of Directors for the INVESCO Cash Reserves Fund and INVESCO Tax-Free Money Fund ("Selling Funds") unanimously approved an Agreement and Plan of Reorganization ("the Plan") pursuant to which the Selling Funds, would transfer all of its assets and liabilities to AIM Money Market Fund and AIM Tax-Exempt Cash Fund, a series of AIM Investment Securities Funds and AIM Tax-Exempt Funds, respectively. The Plan is more fully described in a proxy statement to be presented for shareholder consideration on or around August 25, 2003.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of INVESCO Money Market Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Cash Reserves Fund, INVESCO Tax-Free Money Fund and INVESCO U.S. Government Money Fund (constituting INVESCO Money Market Funds, Inc., hereafter referred to as the "Fund") at May 31, 2003, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2003 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
June 27, 2003

FINANCIAL HIGHLIGHTS

CASH RESERVES FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                               YEAR ENDED MAY 31
--------------------------------------------------------------------------------------------------------------------
                                                          2003          2002         2001          2000         1999
PER SHARE DATA
Net Asset Value -- Beginning of Period             $      1.00    $     1.00   $     1.00    $     1.00   $     1.00
====================================================================================================================
INCOME AND DISTRIBUTIONS FROM
  INVESTMENT OPERATIONS
NET INVESTMENT INCOME EARNED AND
  DISTRIBUTED TO SHAREHOLDERS                             0.01          0.02         0.05          0.05         0.04
====================================================================================================================
Net Asset Value -- End of Period                   $      1.00    $     1.00   $     1.00    $     1.00   $     1.00
====================================================================================================================

TOTAL RETURN                                             0.68%         1.76%        5.34%         4.87%        4.45%

RATIOS
Net Assets -- End of Period ($000 Omitted)         $   570,867    $ 1,121,981  $  880,489    $  912,135   $  814,158
Ratio of Expenses to Average Net Assets(a)(b)            0.86%          0.82%       0.90%         0.91%        0.90%
Ratio of Net Investment Income to Average
  Net Assets(b)                                          0.74%          1.76%       5.14%         4.75%        4.36%

(a)  Ratio is based on Total  Expenses of the Class,  less Expenses  Absorbed by Investment  Adviser,  if  applicable, which is before any  expense  offset arrangements (which may include custodian fees).

(b)  Various  expenses  of the Class were  voluntarily  absorbed  by IFG for the years ended May 31,  2001,  2000 and 1999.  If such  expenses  had not been voluntarily  absorbed,  ratio of expenses to average net assets would have been  0.90%,  0.94% and 0.91%,  respectively,  and ratio of net  investment income to  average net  assets  would  have been  5.14%,  4.72% and 4.35%, respectively.

FINANCIAL HIGHLIGHTS

CASH RESERVES FUND -- CLASS A
-----------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                      PERIOD
                                                                                       ENDED
                                                          YEAR ENDED MAY 31           MAY 31
-----------------------------------------------------------------------------------------------------
                                                        2003            2002          2001(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period               $  1.00         $  1.00       $  1.00
=====================================================================================================
INCOME AND DISTRIBUTIONS FROM
  INVESTMENT OPERATIONS
NET INVESTMENT INCOME EARNED AND
  DISTRIBUTED TO SHAREHOLDERS                           0.01            0.01          0.02
=====================================================================================================
Net Asset Value -- End of Period                     $  1.00         $  1.00       $  1.00
=====================================================================================================

TOTAL RETURN                                           0.51%           1.32%         2.43%(b)

RATIOS
Net Assets -- End of Period ($000 Omitted)           $ 8,916         $ 1,564       $     1
Ratio of Expenses to Average Net Assets(c)(d)          0.96%           1.06%         1.32%(e)
Ratio of Net Investment Income to Average Net
  Assets(d)                                            0.47%           1.40%         5.41%(e)

(a)  From August 25, 2000, inception of Class, to May 31, 2001.

(b)  Based  on  operations  for  the  period  shown  and,  accordingly,  is  not representative of a full year.

(c)  Ratio is based on Total  Expenses of the Class,  less Expenses  Absorbed by Investment  Adviser, if  applicable,  which is before any  expense  offset arrangements (which may include custodian fees).

(d)  Various expenses of the Class were voluntarily absorbed by IFG for the year ended May 31, 2002 and the period ended May 31, 2001.  If such expenses had not been  voluntarily  absorbed,  ratio of expenses  to average net assets would have been 1.12% and 1.67%(annualized), respectively, and ratio of net investment  income to average  net  assets  would have been 1.34% and 5.06%
     (annualized), respectively.

(e)  Annualized

FINANCIAL HIGHLIGHTS

CASH RESERVES FUND -- CLASS B
-----------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                      PERIOD
                                                                                       ENDED
                                                          YEAR ENDED MAY 31           MAY 31
-----------------------------------------------------------------------------------------------------
                                                        2003            2002          2001(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period               $  1.00         $  1.00       $  1.00
=====================================================================================================
INCOME AND DISTRIBUTIONS FROM
  INVESTMENT OPERATIONS
NET INVESTMENT INCOME EARNED AND
  DISTRIBUTED TO SHAREHOLDERS(B)                        0.00            0.01          0.03
=====================================================================================================
Net Asset Value -- End of Period                     $  1.00         $  1.00       $  1.00
=====================================================================================================

TOTAL RETURN(c)                                        0.36%           1.07%         2.96%(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)           $   599         $  409        $   63
Ratio of Expenses to Average Net Assets(e)(f)          1.21%           1.52%         1.82%(g)
Ratio of Net Investment Income to Average Net
  Assets(f)                                            0.33%           0.87%         2.99%(g)

(a)  From August 25, 2000, inception of Class, to May 31, 2001.

(b)  Net Investment  Income Earned and  Distributed to  Shareholders  aggregated less than $0.01 on a per share basis for the year ended May 31, 2003.

(c)  The applicable CDSC is not included in the Total Return calculation.

(d)  Based  on  operations  for  the  period  shown  and,  accordingly,  is  not representative of a full year.

(e)  Ratio is based on Total  Expenses of the Class,  less Expenses  Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).

(f)  Various  expenses  of the Class were  voluntarily  absorbed  by IFG for the years ended May 31,
     2003 and 2002 and the period  ended May 31,  2001.  If such  expenses  had not been  voluntarily absorbed,  ratio of  expenses to average  net assets  would have been 1.95%,  1.65% and 1.89%
     (annualized), respectively,  and ratio of net  investment  income  (loss) to average  net assets would have been (0.41%), 0.74% and 2.92% (annualized), respectively.

(g)  Annualized

FINANCIAL HIGHLIGHTS

CASH RESERVES FUND -- CLASS C
-----------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                          PERIOD
                                                                                           ENDED
                                                          YEAR ENDED MAY 31               MAY 31
-----------------------------------------------------------------------------------------------------
                                               2003            2002            2001         2000(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period      $  1.00         $  1.00         $  1.00      $  1.00
=====================================================================================================
INCOME AND DISTRIBUTIONS FROM
  INVESTMENT OPERATIONS
NET INVESTMENT INCOME EARNED
  AND DISTRIBUTED TO SHAREHOLDERS(B)           0.00            0.01            0.04         0.01
=====================================================================================================
Net Asset Value -- End of Period            $  1.00         $  1.00         $  1.00      $  1.00
=====================================================================================================

TOTAL RETURN(c)                               0.29%           0.96%           4.43%        1.36%(d)

RATIOS
Net Assets -- End of Period ($000 Omitted) $ 17,402         $ 52,233        $ 14,774     $ 4,186
Ratio of Expenses to Average Net
  Assets(e)(f)                                1.27%            1.44%           1.64%       1.54%(g)
Ratio of Net Investment Income to Average
  Net Assets(f)                               0.33%            1.03%           4.07%       4.73%(g)

(a)  From February 15, 2000, inception of Class, to May 31, 2000.

(b)  Net Investment  Income Earned and  Distributed to  Shareholders  aggregated less than $0.01 on a per share basis for the year ended May 31, 2003.

(c)  The applicable CDSC is not included in the Total Return calculation.

(d)  Based  on  operations  for  the  period  shown  and,  accordingly,  is  not representative of a full year.

(e)  Ratio is based on Total  Expenses of the Class,  less Expenses  Absorbed by Investment  Adviser, if applicable,  which is before any  expense  offset arrangements (which may include custodian fees).

(f)  Various  expenses  of the Class were  voluntarily  absorbed  by IFG for the years ended May 31,
     2003 and 2002. If such expenses had not been  absorbed, ratio of expenses  to average  net assets would have been 2.05% and 1.77%, respectively,  and ratio of net  investment  income  (loss) to average  net assets would have been (0.45%) and 0.70%, respectively.

(g)  Annualized

FINANCIAL HIGHLIGHTS

TAX-FREE MONEY FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                               YEAR ENDED MAY 31
--------------------------------------------------------------------------------------------------------------------
                                                          2003          2002         2001          2000         1999
PER SHARE DATA
Net Asset Value -- Beginning of Period             $      1.00    $     1.00   $     1.00    $     1.00   $     1.00
====================================================================================================================
INCOME AND DISTRIBUTIONS FROM
  INVESTMENT OPERATIONS
NET INVESTMENT INCOME EARNED AND
  DISTRIBUTED TO SHAREHOLDERS                             0.01          0.01         0.03          0.03         0.03
====================================================================================================================
Net Asset Value -- End of Period                   $      1.00    $     1.00   $     1.00    $     1.00   $     1.00
====================================================================================================================

TOTAL RETURN                                             0.57%         1.22%        3.22%         2.86%        2.63%

RATIOS
Net Assets -- End of Period ($000 Omitted)         $  26,643      $  32,138    $  36,055     $   40,396   $  50,697
Ratio of Expenses to Average Net Assets(a)(b)          0.85%          0.85%        0.86%          0.87%       0.77%
Ratio of Net Investment Income to Average
  Net Assets(b)                                        0.57%          1.21%        3.16%          2.82%       2.61%

(a)  Ratio is based on Total  Expenses of the Class,  less Expenses  Absorbed by Investment Adviser,  which is before any expense offset arrangements (which may include custodian fees).

(b)  Various expenses of the Fund were voluntarily absorbed by IFG for the years ended May 31, 2003,  2002,
     2001,  2000 and 1999.  If such expenses had not been  voluntarily  absorbed,  ratio of expenses to average net assets would have been 1.14%, 1.14%, 1.17%, 1.11% and 1.02%, respectively,  and ratio of net investment  income to average net assets would have been 0.28%,  0.92%, 2.85%, 2.58% and 2.36%, respectively.

FINANCIAL HIGHLIGHTS

U.S. GOVERNMENT MONEY FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                               YEAR ENDED MAY 31
--------------------------------------------------------------------------------------------------------------------
                                                          2003          2002         2001          2000         1999
PER SHARE DATA
Net Asset Value -- Beginning of Period             $      1.00    $     1.00   $     1.00    $     1.00   $     1.00
====================================================================================================================
INCOME AND DISTRIBUTIONS FROM
  INVESTMENT OPERATIONS
NET INVESTMENT INCOME EARNED AND
  DISTRIBUTED TO SHAREHOLDERS                             0.01          0.02         0.05          0.05         0.04
====================================================================================================================
Net Asset Value -- End of Period                   $      1.00    $     1.00   $     1.00    $     1.00   $     1.00
====================================================================================================================

TOTAL RETURN                                             0.72%         1.67%        5.24%         4.74%        4.36%

RATIOS
Net Assets -- End of Period ($000 Omitted)         $   67,097      $  75,720    $  75,380     $  86,060    $  91,509
Ratio of Expenses to Average Net Assets(a)(b)           0.85%          0.85%        0.86%         0.86%        0.86%
Ratio of Net Investment Income to Average
  Net Assets(b)                                         0.72%          1.65%        5.10%         4.63%        4.28%

(a)  Ratio is based on Total  Expenses of the Fund,  less  Expenses  Absorbed by Investment Adviser,  which is before any expense offset arrangements (which may include custodian fees).

(b)  Various expenses of the Fund were  voluntarily  absorbed by IFG and for the years ended May 31, 2003,
     2002,  2001, 2000 and 1999. If such expenses had not been  voluntarily  absorbed,  ratio of  expenses to average net assets would have been 1.11%,  1.04%,  1.18%, 1.16% and 1.08%,  respectively,  and ratio of net investment income to average net assets would have been 0.46%, 1.46%, 4.78%, 4.33% and
     4.06%, respectively.

OTHER INFORMATION

UNAUDITED

The table below provides information about each of the Independent and Interested Directors. Their affiliations represent their principal occupations.

                                                                                      NUMBER OF
                                                                                      FUNDS IN
                          POSITION(S) HELD WITH                                       FUND
                          COMPANY, TERM OF                                            COMPLEX         OTHER
                          OFFICE AND LENGTH          PRINCIPAL OCCUPATION(S)          OVERSEEN BY     DIRECTORSHIPS
NAME, ADDRESS AND AGE     OF TIME SERVED*            DURING PAST FIVE YEARS*          DIRECTOR        HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

Bob A. Baker              Vice Chairman of           Consultant (2000-present).       48
37 Castle Pines Dr. N.    the Board                  Formerly, President and
Castle Rock, Colorado     (Since 2003)               Chief Executive Officer
                                                     (1988-2000) of AMC Cancer
Age: 66                                              Research Center, Denver,
                                                     Colorado. Until Mid-December
                                                     1988, Vice Chairman of the
                                                     Board of First Columbia
                                                     Financial Corporation,
                                                     Englewood, Colorado;
                                                     formerly, Chairman of the
                                                     Board and Chief Executive
                                                     Officer of First Columbia
                                                     Financial Corporation.

Sueann Ambron, Ph.D.      Director                   Dean of the Business School,     48
University of Colorado    (Since 2003)               College of Business,
at Denver                                            University of Colorado of
1250 14th Street                                     Denver (2000-present).
Denver, Colorado                                     Formerly, President and
                                                     Chief Executive Officer of
Age: 58                                              Avulet, Inc., Sunnyvale,
                                                     California (1998-1999), Vice
                                                     President and General
                                                     Manager, Multimedia Services
                                                     Division, Motorola, Inc.,
                                                     Schoumburg, Illinois
                                                     (1996-1998).

Victor L. Andrews, Ph.D.  Director                   Professor Emeritus, Chairman     48
34 Seawatch Drive                                    Emeritus and Chairman and
Savannah, Georgia                                    CFO of the Roundtable of the
                                                     Department of Finance of
Age: 72                                              Georgia State University;
                                                     and President, Andrews
                                                     Financial Associates, Inc.
                                                     (consulting firm). Formerly,
                                                     member of the faculties of
                                                     the Harvard Business School;
                                                     and the Sloan School of
                                                     Management of MIT.

Lawrence H. Budner        Director                   Trust Consultant. Formerly,      48
7608 Glen Albens Circle                              Senior Vice President and
Dallas, Texas                                        Senior Trust Officer of
                                                     InterFirst Bank, Dallas,
Age: 72                                              Texas.

OTHER INFORMATION

UNAUDITED

                                                                                      NUMBER OF
                                                                                      FUNDS IN
                          POSITION(S) HELD WITH                                       FUND
                          COMPANY, TERM OF                                            COMPLEX         OTHER
                          OFFICE AND LENGTH          PRINCIPAL OCCUPATION(S)          OVERSEEN BY     DIRECTORSHIPS
NAME, ADDRESS AND AGE     OF TIME SERVED*            DURING PAST FIVE YEARS*          DIRECTOR        HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
James T. Bunch            Director                   Co-President and Founder of       48
                                                     Green, Manning & Bunch,
3600 Republic Plaza       (since 2000)               Ltd., Denver, Colorado
370 Seventeenth Street                               (1988-present); Director and
Denver, Colorado                                     Vice President of Western
                                                     Golf Association and Evans
Age: 60                                              Scholars Foundation; and
                                                     Excutive Committee, United
                                                     States Golf Association.
                                                     Formerly, General Counsel
                                                     and Director of Boettcher &
                                                     Company, Denver, Colorado;
                                                     and formerly, Chairman and
                                                     Managing Partner of Davis,
                                                     Graham & Stubbs, Denver,
                                                     Colorado.

Gerald J. Lewis           Director                   Chairman of Lawsuit              48              Director of General Chemical
701 "B" Street            (since 2000)               Resolution Services, San                         Group, Inc., Hampdon, New
Suite 2100                                           Diego, California                                Hampshire (1996-present).
San Diego, California                                (1987-present). Formerly,                        Director of Wheelabrator
                                                     Associate Justice of the                         Technologies, Inc., Fisher
                                                     California Court of Appeals;                     Scientific, Inc., Henley
Age: 69                                              and of Counsel, Latham &                         Manufacturing, Inc., and
                                                     Watkins, San Diego,                              California Coastal Properties,
                                                     California (1987-1997).                          Inc.

John W. McIntyre          Director                   Retired. Trustee of Gables       48
7 Piedmont Center                                    Residential Trust.  Trustee
Suite 100                                            and Chairman of the J.M. Tull
Atlanta, Georgia                                     Charitable Foundation;
                                                     Director of Kaiser Foundation
Age: 72                                              Health Plans of Georgia, Inc.
                                                     Formerly, Vice Chairman of
                                                     the Board of Directors of The
                                                     Citizens and Southern
                                                     Corporation and Chairman of
                                                     the Board and Chief Executive
                                                     Officer of The Citizens and
                                                     Southern Georgia Corporation
                                                     and The Citizens and Southern
                                                     National Bank. Formerly,
                                                     Trustee of INVESCO Global
                                                     Health Sciences Fund and
                                                     Trustee of Employee's
                                                     Retirement System of Georgia,
                                                     Emory University.

Larry Soll, Ph. D.        Director                   Retired. Formerly, Chairman       48             Director of Synergen since
2358 Sunshine Canyon Dr.  (since 1997)               of the Board (1987-1994),                        incorporation in 1982;
Boulder, Colorado                                    Chief Executive Officer                          Director of Isis
                                                     (1982-1989 and 1993-1994) and                    Pharmaceuticals, Inc.
Age: 60                                              President (1982-1989) of
                                                     Synergen Inc.; and formerly,
                                                     Trustee of INVESCO Global
                                                     Health Sciences Fund.

OTHER INFORMATION

UNAUDITED

                                                                                      NUMBER OF
                                                                                      FUNDS IN
                          POSITION(S) HELD WITH                                       FUND
                          COMPANY, TERM OF                                            COMPLEX         OTHER
                          OFFICE AND LENGTH          PRINCIPAL OCCUPATION(S)          OVERSEEN BY     DIRECTORSHIPS
NAME, ADDRESS AND AGE     OF TIME SERVED*            DURING PAST FIVE YEARS*          DIRECTOR        HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS AND OFFICERS

These directors are "interested persons" of IFG as defined in the Act, and they are interested persons by virtue of the fact that he/she is an officer or director of IFG, IDI or an affiliate of IFG.

Mark H. Williamson        Chairman of the Board      President and Chief Executive    48
4350 South Monaco Street  (since 1999). Formerly,    Officer AIM Investment
Denver, Colorado          President (1998-2002);     Management and Chief
                          and Chief Executive        Executive Officer of the AIM
Age: 51                   Officer (1998-2002).       Division of AMVESCAP PLC
                                                     (2003-present). Formerly,
                                                     Chief Executive Officer,
                                                     Managed Products Division,
                                                     AMVESCAP PLC (2001-present).
                                                     Formerly, Chairman of the
                                                     Board (1998-2002), President
                                                     (1998-2002), and Chief
                                                     Executive Officer (1998-2002)
                                                     of INVESCO Funds Group, Inc.
                                                     and of INVESCO Distributors,
                                                     Inc. Formerly, Chief
                                                     Operating Officer and
                                                     Chairman of the Board of
                                                     INVESCO Global Health
                                                     Sciences Fund; formerly,
                                                     Chairman and Chief Executive
                                                     Officer of NationsBanc
                                                     Advisors, Inc.; and formerly,
                                                     Chairman of NationsBanc
                                                     Investments, Inc.

Raymond R. Cunningham     President (2003-present),  President (2003-present) and     48              Director of INVESCO Funds
4350 South Monaco Street  Chief Executive Officer    Chief Executive Officer                          Group, Inc. and Chairman of
Denver, Colorado          (2003-present) and         (2003-present) of INVESCO                        the Board of INVESCO
                          Director (2001-present).   Funds Group, Inc.;                               Distributors, Inc.
Age: 52                   Formerly, Vice President   Chairman of the Board (2003-
                          (2001-2002).               present), President
                                                     (2003-present), and Chief
                                                     Executive Officer
                                                     (2003-present) of INVESCO
                                                     Distributors, Inc. Formerly,
                                                     Chief Operating Officer
                                                     (2002-2003) and Senior Vice
                                                     President (1999-2002) of
                                                     INVESCO Funds Group, Inc. and
                                                     INVESCO Distributors, Inc.;
                                                     and Formerly, Senior Vice
                                                     President of GT Global -
                                                     North America (1992-1998).

Richard W. Healey         Director                   Senior Vice President of         40              Director of INVESCO Funds
4350 South Monaco Street  (since 2000)               INVESCO Funds Group, Inc.;                       Group, Inc. and INVESCO
Denver, Colorado                                     Senior Vice President of                         Distributors, Inc.
                                                     INVESCO Distributors, Inc.
Age: 48                                              Formerly, Senior Vice
                                                     President of GT Global -
                                                     North America (1996-1998) and
                                                     The Boston Company
                                                     (1993-1996).

OTHER INFORMATION

UNAUDITED

                                                                                      NUMBER OF
                                                                                      FUNDS IN
                          POSITION(S) HELD WITH                                       FUND
                          COMPANY, TERM OF                                            COMPLEX         OTHER
                          OFFICE AND LENGTH          PRINCIPAL OCCUPATION(S)          OVERSEEN BY     DIRECTORSHIPS
NAME, ADDRESS AND AGE     OF TIME SERVED*            DURING PAST FIVE YEARS*          DIRECTOR        HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Glen A. Payne             Secretary                  Senior Vice President,
4350 South Monaco Street                             General Counsel and Secretary
Denver, Colorado                                     of INVESCO Funds Group, Inc.;
                                                     Senior Vice President,
Age: 55                                              Secretary and General Counsel
                                                     of INVESCO Distributors, Inc.
                                                     Formerly, Secretary of
                                                     INVESCO Global Health
                                                     Sciences Fund; General
                                                     Counsel of INVESCO Trust
                                                     Company (1989-1998); and
                                                     employee of a U.S. regulatory
                                                     agency, Washington, D.C.
                                                     (1973-1989).

Ronald L. Grooms          Chief Accounting           Senior Vice President and                        Director of INVESCO Funds
4350 South Monaco Street  Officer, Chief             Treasurer of INVESCO Funds                       Group, Inc. and INVESCO
Denver, Colorado          Financial Officer          Group, Inc.; and Senior Vice                     Distributors, Inc.
                          and Treasurer              President and Treasurer of
Age: 56                                              INVESCO Distributors, Inc.
                                                     Formerly, Treasurer and
                                                     Principal Financial and
                                                     Accounting Officer of INVESCO
                                                     Global Health Sciences Fund;
                                                     and Senior Vice President and
                                                     Treasurer of INVESCO Trust
                                                     Company (1988-1998).

William J. Galvin, Jr.    Assistant Secretary        Senior Vice President and                        Director of INVESCO Funds
4350 South Monaco Street                             Assistant Secretary of                           Group, Inc. and INVESCO
Denver, Colorado                                     INVESCO Funds Group, Inc.;                       Distributors, Inc.
                                                     and Senior Vice President and
Age: 46                                              Assistant Secretary of
                                                     INVESCO Distributors, Inc.
                                                     Formerly, Trust Officer of
                                                     INVESCO Trust Company
                                                     (1995-1998).

Pamela J. Piro            Assistant Treasurer        Vice President and Assistant
4350 South Monaco Street                             Treasurer of INVESCO Funds
Denver, Colorado                                     Group, Inc.; and Assistant
                                                     Treasurer of INVESCO
Age: 42                                              Distributors, Inc. Formerly,
                                                     Assistant Vice President
                                                     (1996-1997).

Tane T. Tyler             Assistant Secretary        Vice President and Assistant
4350 South Monaco Street  (since 2002)               General Counsel of INVESCO
Denver, Colorado                                     Funds Group, Inc.

Age: 37

* Except as otherwise indicated, each individual has held the position(s) shown for at least the last five years.

The Statement of Additional Information ("SAI") includes additional information about Fund directors and is available, without charge, upon request. To obtain a free copy of the current SAI, call 1-800-525-8085.

[INVESCO ICON] INVESCO(R)

1-800-525-8085
Personal Account Line: 1-800-424-8085
Advisor Services: 1-800-959-4246
invescofunds.com

INVESCO Distributors, Inc.,(SM)  Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

Effective 7/1/03, A I M Distributors, Inc. became the distributor of the retail INVESCO funds
11 Greenway Plaza, Suite 100 Houston, Texas 77046

This information must be preceded or accompanied by a current prospectus.

AMF    900472   7/03

ITEM 2.  CODE OF ETHICS


             INVESCO FUNDS GROUP, INC. & INVESCO DISTRIBUTORS, INC.
                      CODE OF ETHICS AND BUSINESS POLICIES
                                REVISED JULY 2002

                                  INTRODUCTION
                                  ------------

INVESCO's code of ethics and business policies adhere strictly to sound investment principles and practices and to the highest of ethical standards. Our policies are intended to ensure full conformity to the rules and regulations of our regulatory organizations.

The responsibility for following the policies and procedures rests with you, the employee. While INVESCO has a variety of procedures to oversee compliance, a conscientious, professional, and ethical attitude on your part will ensure that we fulfill the rules, regulations and business customs of our industry.

Every attempt has been made to cover all requirements, however, your good judgment is required for the success of INVESCO's compliance program. You should be familiar with the procedures and policies in this manual.

Occasionally, questions may arise which cannot be answered through this manual. In this instance, questions should be directed to the Legal & Compliance department.

Disciplinary sanctions such as suspension, with or without pay, or termination of employment may be imposed against any person who fails to adhere to the policies and procedures set forth in this manual.

On an annual basis, each INVESCO officer, director, and employee will be required to provide a written certification that he or she has read and understands the policies in the manual, recognizing that he or she is subject to the policies. In addition, on an annual basis each INVESCO officer, director, and employee will be required to certify in writing the disclosure of all personal securities transactions and reportable accounts.

     Questions regarding the contents of this manual should be directed to:

         Stephanie Barres, Director Broker Dealer Compliance, ext. 6475

               Jim Lummanick, Chief Compliance Officer, ext. 6526

                                 CODE OF ETHICS
                                 --------------

As members of an organization serving the public, all employees are guided in their actions by the highest ethical and professional standards.

1.   The  general  conduct  of all  employees  must  at all  times  reflect  the professional nature of the business we are in. INVESCO employees are judicious, accurate, objective and reasonable in dealing with both clients and other parties. The personal integrity of all employees must be beyond the slightest shadow of a doubt.
2. All INVESCO personnel must act within the spirit and the letter of all federal, state, and local laws and regulations pertaining to the securities business.
3. At all times, the interest of the client has precedence over any personal interest.
4. All officers, directors and employees shall obtain prior written approval before placing a securities transaction (as listed in the following INVESCO policies).
5. INVESCO personnel will not accept compensation of any sort for services, from any outside source without the permission of the CEO or their representative.
6. When personal interests conflict with the interests of INVESCO and its clients, the employee will report the conflict to the Legal & Compliance department for resolution.
7. Recommendations and actions of INVESCO are confidential and private matters between INVESCO and its clients. It is INVESCO's policy to prohibit, prior to general public release, the transmission, distribution or communication of any information regarding securities transaction of client accounts except to broker/dealers in the ordinary course of business.
8. No information obtained during the course of employment regarding particular securities (including reports and recommendations of INVESCO) may be transmitted, distributed, or communicated to anyone who is not affiliated with INVESCO. In addition, an employee in possession of this information may not use this information for their own personal gain.
9. The policies and guidelines set forth in this Code of Ethics must be strictly adhered to by all INVESCO employees. Severe disciplinary actions, including dismissal, may be imposed for violations of this Code, including the guidelines that follow.

                                FIDUCIARY CONDUCT
                                -----------------

The following principles will assist us as INVESCO and AMVESCAP employees in governing our conduct as fiduciaries:

1. AMVESCAP seeks to maintain the same high fiduciary standards throughout the world, even though those standards may not be legally required, or even recognized, in some countries.

2. Clients must be provided with timely and accurate information regarding their accounts.

3. Processes have been established for the proper maintenance, control and protection of client assets. Fiduciary assets must be segregated from AMVESCAP assets and property.

4. Fiduciary duties are delegated only when the client consents, and where permitted by applicable law. Reasonable care, skill and caution must be exercised in selection of agents and the review of their performance.

5. INVESCO and AMVESCAP are each responsible for making investment decisions on behalf of clients which conform to the prospectus, contract , or other controlling document.

6. INVESCO and all employees should seek open and responsive relationships with the various industry regulators.

                    GUIDELINES FOR AVOIDING PROHIBITED ACTS
                    ---------------------------------------

INVESCO employees are prohibited from the following ("Prohibited Acts"):

1. Soliciting or recommending purchases, sales or reinvestment in securities not in accordance with the client's investment objectives and guidelines.
2. Attempting to use their influence to cause any client account to purchase, sell or retain any securities for the purpose of seeking any form of personal gain.
3. Warranting the value or price of any security or guaranteeing its future performance.
4. Promising or representing that an issuer of securities will meet its obligations or will fulfill its investment or business objectives in the future.
5. Agreeing to protect a client against loss by repurchasing a security at some future time.
6.   Owning or taking title to any funds or assets of a client.
7. Maintaining a joint brokerage or bank account with any client; sharing any benefit, profit or loss resulting from securities transactions with any client; or entering into any business transaction with any client.
8. Borrowing money or securities from any client, regardless of the relationship between the client and INVESCO representative.
9. Owning, operating, managing or otherwise engaging in or being employed by any outside business activity on either a full-time or part-time basis without the prior written approval of the President or CEO or their representative.
10. Violating or failing to abide by INVESCO's policy designed to detect and prevent insider trading, and INVESCO policy regarding buying and selling AMVESCAP shares or ADRs.
11. Entering orders in any account for which there is no client. Any employee who becomes aware of any conduct which might violate the Prohibited Acts listed above, any laws or regulations, or improper or unauthorized actions, should report such conduct to their supervisor. Any questions about the conduct required by INVESCO should be directed to the Legal & Compliance department.

                               NEED-TO-KNOW POLICY
                               -------------------

  THIS POLICY IS TO BE READ IN CONJUNCTION WITH THE INVESCO PERSONAL SECURITIES
                               TRADING POLICIES.

In conjunction with the policies regarding insider trading and material information, INVESCO maintains a Need-to-Know Policy. This policy has been adopted to prevent even the appearance of impropriety.

As INVESCO diversifies its products and services, we must be aware that potential conflicts may arise. For instance, in the normal course of business with a retirement plan, INVESCO may receive confidential information about the plan's company (such as imminent lay-offs, poor earnings, etc.) that may be material to a portfolio manager holding the stock and trying to determine to buy or sell the securities.

In consideration of our professional responsibilities, and under law, INVESCO must not use nonpublic information improperly to benefit INVESCO, a client, or an individual. INVESCO personnel should always make every effort to avoid even the appearance of misusing nonpublic information.

In light of this, INVESCO employees who have nonpublic information must not disclose it to anyone who does not have a "need to know." This policy, also know as a "Fire Wall," is designed to keep the information confidential. While there may be times in which trading or other activities must be restricted, reliance on a successful operating Fire Wall allows INVESCO to minimize such restrictions. The Fire Wall permits INVESCO personnel in non-affected areas to continue to engage in activities involving a particular company's securities.

Under the Fire Wall policy, those on the "informed" side of the wall have a special duty to ensure that appropriate standards or confidentiality are maintained. For those on the "uninformed" side of the wall, a corresponding duty exists. All INVESCO personnel are prohibited from making any effort to obtain nonpublic information that may be in the possession of other parts of the organization. Again, INVESCO employees who have nonpublic information must not disclose it to anyone who does not have a need to know.

When material information is communicated, whether to other personnel or to those outside the organization, the second person is then "brought over the wall" and is then prohibited from effecting transactions in the concerned company securities until the information is made public. Therefore, extreme care should be taken to ensure that they are not put in a position of nonpublic information about other transactions that might prejudice or inhibit the appropriate performance of their other functions in their normal area of operation.

Any questions as to whether a piece of information is material or should not be communicated should be directed to the Legal & Compliance department of INVESCO.

                              ANTI-MONEY LAUNDERING
                              ---------------------

The attempted use of financial institutions and instruments to launder money is a significant problem that has resulted in the passage of strict laws in many countries. Money laundering attempts to disguise money derived from illegal activity including drug trafficking, terrorism, organized crime, fraud, and many other crimes. Money launderers go to great lengths to hide the sources of their funds. Among the most common stratagems are placing cash in legitimate financial institutions (such as mutual funds), layering between numerous financial institutions, and integrating the laundered proceeds back into the economy as apparently legitimate funds.

INVESCO maintains strict policies regarding this matter. Such policies are outlined in the Supervisory Procedures Manual and should be reviewed for compliance with such procedures. The manual may be obtained through the Legal & Compliance Department.

                                   AML Policy
                                   ----------

                                   ANTI-TRUST
                                   ----------

The laws of many countries are designed to protect consumers from illegal competitive actions such as price fixing and dividing markets. It is AMVESCAP's policy and practice to compete based on the merits of our products and services. We do not fix or control prices with competitors, divide up territories or markets, limit the production or sale of products, boycott certain suppliers or customers, unfairly control or restrict trade in any way, restrict a competitor's marketing practices, or disparage a competitor. We should never discuss products, pricing or markets with competitors with the intent to fix prices or divide markets.

                          INTERNATIONAL TRADE CONTROLS
                          ----------------------------

From time to time, various countries may impose restrictions upon the ability of businesses in their jurisdiction to engage in commerce with designated individuals, countries or companies. These laws are commonly referred to as boycotts or trade embargoes.

Similarly, many countries contribute the names of criminal or terrorist organizations or individuals to a common database and require financial institutions to screen customer lists against the database as part of their "Know Your Customer" obligations. We must be aware of and, where appropriate, adhere to any such restrictions.

                              GIFTS AND GRATUITIES
                              --------------------

This policy is in compliance with the National Association of Securities Dealers Regulation, Inc. (NASDR) Conduct Rule 3060 (a), which states:

No officer, director, or employee of INVESCO shall directly or indirectly accept in any one-year gifts, gratuities or favors in excess of $100 per individual per year from any one broker/dealer without the prior written approval of the Legal & Compliance Department.

In connection with the retail sale or distribution of shares of the INVESCO Funds products (retail, variable, etc.), no officer director, or employee covered by this policy may offer or pay to any broker/dealer anything of material value over $50, and no broker/dealer may solicit or accept anything of material value (over $50). See NASDR Conduct Rules 2820 & 2830.

Gifts or gratuities of any amount to any fiduciary of an existing or prospective ERISA account, or any associated person thereof, should be pre-approved in writing by the Legal & Compliance Department. The U.S. Department of Labor (DOL) has specific regulations regarding this issue which may necessitate a review for individual clients.

Lavish or frequent  entertainment may be considered a gift.

NASDR Rules require that the receipt of a gift or the giving of a gift must be documented. Recordkeeping for gifts received is maintained in the Legal & Compliance Department. Recordkeeping for National and Institutional Sales is maintained by the administrative group of that area and is to be available to regulators or Compliance upon request.

To report a gift, complete the GIFT REPORTING FORM and forward to Stephanie Barres, Mail Stop 50-101.

                          ACTIVITIES OUTSIDE OF INVESCO
                          -----------------------------

If you wish to accept a position with a corporation (public or private), charitable organization, foundation or similar group, you should seek prior approval. Submit a memorandum, detailing the proposed activity to your supervisor, the President or Chief Executive Officer and to the General Counsel. Please use the OUTSIDE ACTIVITIES FORM to report your proposed employment.

The memorandum should state the compensation or benefits, direct or indirect, that you will receive from your participation and the nature of the time commitment involved. These types of requests will be treated on a case-by-case basis with the interests of INVESCO and its clients being paramount.

                      PARTICIPATING IN A BOARD OF DIRECTORS
                      -------------------------------------

Employees may be asked to serve on the Board of Directors of another company, whether for profit or not-for-profit, charitable foundations, etc. Approval for such a position must be obtained.

If authorization to serve on the board of directors of a company is granted, the INVESCO officer, director or employee serving as a director shall refrain from any direct or indirect involvement in the consideration for purchase or sale and in the purchase or sale by any INVESCO client. For example, securities of the company of which the INVESCO officer, director or employee serves as a director, or any securities of an affiliate of such company, should not be purchased for INVESCO clients.

As an outside board member or officer, an employee may come into possession of material non-public information about the outside company, or other public companies. It is critical that a proper information barrier be in place between AMVESCAP business units and the outside organization, and that the employee does not communicate such information to other AMVESCAP employees or business units in violation of any such information barrier.

                                   GUIDELINES
                                   ----------

There is no absolute prohibition on an INVESCO employee participating in outside activities. As a practical matter, however, there may be circumstances in which it would not be in INVESCO's best interest to allow employees to participate in outside activities. The first consideration must be whether the activity will take so much of the employee's time that it will affect his or her performance. As important, however, is whether the activity will subject the employee to conflicts of interest that will reflect poorly on both him or her and INVESCO.

Our business is such that we must adhere strictly to the highest ethical standards and strive to avoid even the appearance of impropriety and conflict. It is impossible to anticipate every conflict that may arise, but activities should be limited to those that have the least probability of creating them. For example, serving on the board of a publicly traded company has clear potential for conflict, while serving on the board of a charitable organization generally does not normally pose a conflict.

Another consideration is that under the law, INVESCO and its employees must not use non-public material information improperly to benefit themselves or INVESCO's clients. It is conceivable, for example, that as an advisory board member, you may receive material non-public information about certain public companies. If this occurs, you would be prohibited from effecting transactions (either for your account or client accounts) until the information either is made available to the public or ceases to be material. You would also be required to keep the information confidential and, pursuant to our Code of Ethics and Insider Trading Policies, avoid using the information to effect trades.

Additionally, even if you are positive that you do not have any "insider information," unforeseen market events may make it look as if you did -- e.g., you sell securities of a company that subsequently reports an adverse event
(e.g., loss of a major customer, departure of key employees, etc.). It is virtually impossible to prove a negative -- that you didn't know about the event -- and it may make it difficult to win any lawsuit that is brought or to mitigate any resulting adverse publicity.

                              BUSINESS CARD POLICY
                              --------------------

It is the policy of INVESCO, that the business cards of the officers and employees of INVESCO be accurate, clear, and not misleading to the recipient. The SEC and NASDR categorize business cards as advertising material, and thus apply all general marketing rules to business cards. Accordingly, when developing and disseminating business cards, certain guidelines should be followed. Also, as with all advertising and marketing materials, approval should be obtained from the Legal & Compliance department.

Standard INVESCO business cards prepared by the Marketing Communications group meet all the necessary requirements. INVESCO Funds employees should only use business cards ordered from the Communications group.

All  business  cards  and  stationary  must  list  the  appropriate   Office  of
Supervisory Jurisdiction (OSJ) as registered with the NASD.

               ANTI-BRIBERY AND DEALINGS WITH GOVERNMENT OFFICIALS
               ---------------------------------------------------

Many of the countries in which AMVESCAP conducts its business prohibit the improper influencing of governmental officials by the payment of bribes, gifts, political contributions, lavish hospitality or by other means. Our policy requires adherence to those restrictions.

In general, all travel and entertainment we provide to governmental officials must be pre-approved within the appropriate AMVESCAP business unit. If approved, a written confirmation that such expenses do not violate local law must be obtained from an appropriate third party (e.g., the business unit's legal counsel or the government official's supervisor).

Gifts, other than those of nominal value, may not be given to or accepted from such officials. These prohibitions extend to any consultants or agents we may retain on behalf of AMVESCAP.

                EMPLOYEE POLITICAL AND CHARITABLE CONTRIBUTIONS
                -----------------------------------------------

INVESCO realizes, as active members of the community and involved citizens, its employees often participate in political and charitable projects and activities that may include donations and contributions by employees to political candidates or charitable organizations.

Although INVESCO encourages civic and community involvement by its employees, INVESCO desires to avoid any situation that raises a conflict of interest or that creates an appearance of impropriety in the context of INVESCO's business relationships. Specifically, this policy prohibits employees from making political or charitable contributions when the solicitation or request for such contributions implies that continued or future business with INVESCO depends on making such a contribution. Similarly, no contribution should be made that creates the appearance that INVESCO stands to benefit from a business relationship because of an employee's contribution.

We may not, under any circumstances, use Company funds to make political contributions without prior approval, nor may we represent our personal political views as being those of the Company.

                             CAMPAIGN CONTRIBUTIONS
                             ----------------------

Both federal and state campaign finance laws include limits on political contributions that employees may make. Under federal law, the maximum amount an individual may contribute to a political candidate is $1,000 per election. The limits imposed by state law vary.

All contributions made by employees must be entirely voluntary and should only be in an amount that is determined by the employee. Additionally, the contribution should be unlikely to influence the candidate's judgment regarding any continued or future business with INVESCO. No contributions should be made that create the appearance of any of the conflicts discussed. In no case may any contribution exceed the applicable federal or state limitations.

If an employee is unsure if a particular political contribution would be in compliance with this policy, they should consult the Legal & Compliance department.

                         CONTRACT RECORDKEEPING & REVIEW
                         -------------------------------

INVESCO requires that all contractual relationships entered into with unaffiliated entities be in writing, reviewed and approved by the Legal and Compliance Department, and fully executed by all parties. In addition, INVESCO monitors all current contracts for amendment to reflect changed circumstances, tracks the expiration date for timely renewal if necessary, superceding events, and other activities that could affect the contractual relationship.

INVESCO's Legal and Compliance Department has instituted procedures to ensure that these minimum requirements are fully met. All contracts should be submitted to the Legal & Compliance Department for review prior to signing the contract.

All signed original agreements entered into on behalf of INVESCO should be sent to the Legal & Compliance department for inclusion in the contract database and for disaster recovery purposes.

Only officers (Assistant Vice President, Vice President, and Senior Vice President) of INVESCO Funds Group, Inc., and of INVESCO Distributors, Inc., may sign contracts on behalf of INVESCO. Contact your department head to determine the appropriate officer to sign a contract.

                             PERFORMANCE DATA SOURCE
                             -----------------------

Mutual fund performance calculations provide a way to measure whether a mutual fund's investments are providing a profit to its shareholders. Performance measurement also offers a common basis for investors to compare one mutual fund against another mutual fund. To provide information that accurately reflects the financial status of a fund, the SEC and other industry organizations and accounting authorities specify various methods of computing mutual fund "performance." These methods include "total return" and "average annual return," among others.

In addition, the SEC and the NASD specify very strictly not only the performance calculation methods, but the way in which those calculations must be presented in prospectuses, advertising and sales literature, and indeed, in every communication of mutual fund "performance" to the public.

The SEC and other regulators impose penalties for violation of the various regulations relating to calculation and use of performance numbers. To ensure total compliance, INVESCO must strictly control the source and use of its mutual funds' performance statistics. The Financial Reports area of the INVESCO Portfolio Accounting Department is the sole source of INVESCO Mutual Fund performance calculations. Reference may be made to invescofunds.com website total return performance displays, as the Financial Reports department reviews this information on a daily and monthly basis.

ONLY FINANCIAL REPORTS' PERFORMANCE CALCULATIONS MAY BE USED OR REFERENCED BY ANY EMPLOYEE, CLIENT REPRESENTATIVE, OR OTHER PERSON IN ANY CAPACITY PURPORTING TO SPEAK ON BEHALF OF THE INVESCO MUTUAL FUNDS.

                                   COMPLAINTS
                                   ----------

The complaint process is governed by both the SEC and NASD. If a complaint is received in an official letter from the SEC, NASD, State or other regulatory organization, immediately send all original paperwork to Director of Broker Dealer Compliance in Legal & Compliance Department.

Complaints from shareholders are addressed through the Transfer Agency as outlined in INVESCO's Supervisory Procedures Manual.

Complaints regarding non-shareholder matters (for example, complaints regarding separately-managed accounts) are generally resolved by the Investment Division and/or Institutional Sales. The Legal & Compliance Department should be advised of the existence of such complaints and the ultimate resolution.

Employee's should ensure that all complaints are addressed in a timely fashion. Contact Legal and Compliance with questions regarding such items.

                         COMMUNICATIONS WITH REGULATORS
                         ------------------------------

It is the policy of INVESCO to cooperate fully with regulatory agencies. Most inquiries from regulators are of a routine nature. At the same time, however, even a casual inquiry from a regulatory agency may develop into a non-routine matter. This most often occurs due to misunderstandings over the information that the regulator is seeking, or statements made by people without a full knowledge of the facts. Moreover, even routine regulatory requests often involve interview with employees and production of records, which can be time-consuming. Finally, there have been instances in which persons have attempted to obtain confidential information by impersonating regulators. While such misrepresentation is blatantly illegal, it has occurred.

Our principal regulators - the Securities and Exchange Commission (SEC) and the National Association of Securities Dealers, Inc. (NASD) - are aware of the issues that their requests can raise. For that reason, the SEC, NASD and other regulators generally initiate their contacts with INVESCO through the Legal and Compliance Department. That way, the Legal and Compliance Department can ascertain quickly the scope of the inquiry and arrange to provide any information sought in a manner that is most efficient for the regulator and least disruptive to our business operations.

For these reasons, any contact by a regulatory agency must be referred immediately to the Chief Compliance Officer, Assistant General Counsel or
General Counsel. If the initial contact is made by telephone, simply and politely advise the caller that it is INVESCO's policy to direct any regulatory inquiry to the Legal and Compliance Department, and then transfer the call.

                        PENDING OR THREATENED LITIGATION
                        --------------------------------

INVESCO continuously strives to meet and exceed the highest standards in the conduct of its own business, and expects no less of the companies and personnel with which it has legal, commercial and investment relationships. However, the possibility always exists that INVESCO may become involved in litigation, either in its own respect or as a result of its advisory or other status with respect to the INVESCO Mutual Funds and its other investment accounts.

In virtually all instances, INVESCO receives formal notice of litigation by what is called "service of process." This is often done by hand delivery of the legal complaint and accompanying documents to the INVESCO offices, and, occasionally, by mail. When process is presented for service upon INVESCO Funds Group, INVESCO Distributors, Inc., the INVESCO Mutual Funds or other INVESCO affiliated entity, the INVESCO public receptionist is directed to call the INVESCO Legal & Compliance Department, which shall notify and direct an appropriate Company officer to accept such service on behalf of INVESCO. The INVESCO public receptionist and INVESCO mailroom are directed to forward to the INVESCO Legal & Compliance Department all litigation materials received via hand delivery, U.S. Postal Service, or any other delivery service.

INVESCO's General Counsel is responsible for all matters involving litigation initiated by or filed against INVESCO, although the General Counsel may delegate to selected Legal and Compliance Department staff such matters as the General Counsel deems appropriate and necessary. The General Counsel (or designee) shall coordinate with INVESCO's Company Affairs (Public Relations) department preparation and release of all litigation-related communications directed to the public. INVESCO's General Counsel reports on all pending, threatened or existing litigation to the executive management of INVESCO on a periodic basis, and as events develop, and shall proceed in litigation matters as the executive management of INVESCO may direct.

                  Corporate Information Systems Security Policy
                  ---------------------------------------------

This policy is an addendum to the IFG and IDI Code of Ethics and Business Policies Manual. All employees are responsible for the compliance with the Corporate Information Systems Security Policy.

Questions regarding this policy should be addressed with each employees department manager and then with their department's IT liaison.


                  INVESCO PERSONAL SECURITIES TRADING POLICIES

             (Substantially identical to the policies applicable to
                         all AMVESCAP entities Globally)

                       I. CORE PRINCIPLES (ALL EMPLOYEES)

     A. Employees have a duty to serve the best interests of clients and not to engage in conduct that is in conflict with such interests.

     B.   Employees are prohibited from misusing "inside information".

     C. Employees are permitted to acquire shares of AMVESCAP PLC ("AMVESCAP") through authorized share purchase schemes (including the AMVESCAP International Sharesave Plan) and otherwise in a manner consistent with applicable law.

     D. Employees are encouraged to invest in mutual funds, unit trusts and other collective investment vehicles sponsored by subsidiaries of AMVESCAP.

     E. Subject to certain exceptions set forth in these Policies employees are permitted to invest in other securities if they observe applicable laws and regulations and both the letter and spirit of these Policies.

             II. PROHIBITION AGAINST INSIDER TRADING (ALL EMPLOYEES)

     A. TERMS AND DEFINITIONS - As used in this Section II, certain key terms have the following meanings:

          1. "INSIDER" - The concept of "Insider" is broad, and includes at a minimum all directors, officers and employees of a company. Directors, officers and employees of AMVESCAP and its subsidiary companies are deemed to be Insiders of AMVESCAP. In addition, any person may be a temporary Insider if he/she enters into a special, confidential relationship with a company in the conduct of its affairs and, as a result, has access to non-public information developed for the company's purposes. Thus, any person associated with AMVESCAP or any of its subsidiaries may become a temporary Insider of a company which is advised by a subsidiary or for which a subsidiary performs other services. Temporary Insiders of a company may also include, for example, its attorneys, accountants, consultants and other agents, or employees of its bank lenders and major customers.

          2. "INSIDER TRADING" - While the law concerning "Insider Trading" is not static, it generally includes: (1) trading by an Insider while in possession of Material or Market/Price Sensitive Non-Public Information; (2) trading by non-insiders while in possession of Material or Market/Price Sensitive Non-Public Information either improperly obtained by the non-insider or disclosed to the non-insider by an Insider in violation of the Insider's duty to keep it confidential; and (3) communicating Material or Market/Price Sensitive Non-Public Information to others.

          3. "MATERIAL INFORMATION" (U.S. terminology) and "Market or Price Sensitive Information" (U.K. terminology) - These terms generally include (1) any information that a reasonable investor would likely consider to be important to making an investment decision; and (2) any information that is reasonably certain to have a substantial effect on the price of a company's securities.
               Examples of Material or Market/Price Sensitive Information include (but are not limited to) changes in dividends or dividend policy, earnings estimates or changes in previously released earnings estimates, developments concerning significant merger or acquisition proposals, developments in major litigation, and significant changes in management.

          4. "NON-PUBLIC INFORMATION" - Information is "non-public" until it has been effectively communicated to the market and the market has had time to "absorb" the information. For example, information found in a report filed with the Securities and Exchange Commission, or appearing in Dow Jones, Reuters Economic Services, The Wall Street Journal or other publications of general circulation would be considered public.

     B. GENERAL PROHIBITION - All Directors, officers and employees (including contract employees and part-time personnel) of AMVESCAP, its subsidiaries and affiliated companies worldwide, are prohibited from engaging in Insider Trading. This prohibition applies to both personal and client accounts.

     C. REPORTING OBLIGATION - Any Director, officer or employee (including any contract or part-time employee) who possesses or believes that he/she may possess Material or Market/Price Sensitive Non-Public Information about any issuer of securities must report the matter immediately to the Legal & Compliance department, which will review the matter and provide further instructions as to the appropriate handling of the information.

           III. POLICIES AND PROCEDURES GOVERNING PERSONAL SECURITIES
                             TRANSACTIONS GENERALLY

     A.   COVERED  PERSONS  - The  policies  and  procedures  set  forth in this
          Section III apply to Directors, officers and employees of AMVESCAP, its subsidiaries and affiliated companies ("AMVESCAP Companies") who are deemed to be "Covered Persons" as defined herein. The term "Covered Persons" includes all such Directors, officers and employees except those who have been determined to be "Exempt Persons" by the relevant management committee of an operating division of AMVESCAP or its designee ("Relevant Management Committee").

     B. EXEMPT PERSONS - An "Exempt Person" must meet all of the following criteria:

               1. Work in a position which is unrelated to any AMVESCAP Company's investment management, investment policy or investment strategy activities and who has no day-to-day access to information on current investment strategy, portfolio holdings and portfolio transactions;

               2. Demonstrate lack of day-to-day access to such information by factors such as physical separation (e.g. employment in a facility physically separated from the locations where investment-related activities occur) and lack of access to computer systems that would provide access to portfolio information;

               3. Annually sign a statement to the effect that such person has no actual access to such information, and that if he/she comes into contact with such information he/she will promptly notify the Legal & Compliance department who will determine, based on a review of the employee's circumstances, whether he/she may continue to be designated as an "Exempt Person".

                    NOTE: Each exempt person's status will be reviewed periodically by the Legal & Compliance Department. If any one of the above requirements is not met, the employee will immediately be considered to be a covered person.

     C. GENERAL POLICY

               1. Covered Persons may not engage in personal securities transactions that create an actual or potential conflict of interest with client trading activity. Thus Covered Persons have a fiduciary responsibility to ensure that all client trading activity in a security is completed before engaging in personal securities transact

               2. For purposes of this Section III the term "personal securities transaction" includes any transaction by a Covered Person for a "Covered Account", defined as any account: (a) in which a Covered Person has a direct or indirect financial interest; or (b) over which such Covered Person has direct or indirect control over the purchase or sale of securities. Such Covered Accounts may include, but are not limited to, accounts of a spouse, minor child, relative, friend, or personal business associate.

     D.   PRE-CLEARANCE REQUIREMENTS

               1.   General Requirement:

               a. A Covered Person may not engage in a personal securities transaction unless it has been pre-cleared by the Legal & Compliance department following a determination that the transaction does not give rise to an actual or potential conflict of interest with client activity in the same security. This determination shall not be made, and pre-clearance shall not be given, if there has been a client account transaction in the same security within seven (7) calendar days of the proposed personal securities transaction (the "7-Day Rule").

               b. Subject to oversight by the Relevant Management Committee, the Legal & Compliance department has responsibility for setting the policy for determining which client accounts will be matched against each Covered Person's personal securities transactions.

               c. The pre-clearance requirements and procedures set forth in this paragraph D apply to personal securities transactions in any security that is not the subject of an exception set forth in paragraph F below, and specifically apply to transactions in shares of AMVESCAP and to transactions in shares of closed-end investment companies and closed-end investment trusts managed by an AMVESCAP company.

               d. In the case of personal securities transactions involving the purchase or sale of an option on an equity security, the Legal & Compliance department will determine whether to pre-clear the transaction by matching the personal securities transaction against client account activity in both the option and the underlying security.

               e. It shall be the responsibility of the Legal & Compliance department following pre-clearance of a personal securities transaction, to monitor client account activity in the same security for the following seven (7) calendar days to determine whether the appearance of a conflict is present, either in conjunction with a particular transaction or as the result of a pattern of trading activity and, if so, whether any additional action (such as disgorgement of profits) is warranted.

          2. PRE-CLEARANCE PROCEDURES - The Legal & Compliance Department shall be responsible for setting appropriate procedures (and documentation) to carry out the pre-clearance requirements set forth in this paragraph D. These procedures shall include the following:

          a. A Covered Person must complete and submit to the Legal & Compliance department a pre-clearance request form setting forth details of each proposed personal securities transaction;

          b. The Legal & Compliance department will review the form and notify the covered person whether the request is authorized or denied (as time-stamped on the form).

               1.   Investment  Division  personnel  should seek final  approval
                    from  the  Chief  Investment   Officer;   and  Trading  Desk
                    personnel should seek approval from the Head Trader.

          c. The Covered Person is permitted to trade WITHIN ONE TRADING DAY following the date of approval. If the trade is not executed during the time period a new pre-clearance request form must be submitted.

          3.   DE MINIMIS EXEMPTION

               A pre-clearance request relating to a proposed personal securities transaction involving 2,000 or fewer shares (or 20 or fewer contracts, in the case of options) of an issuer that has at least US $1 billion (or non-US. currency equivalent) in market capitalization shall not be subject to the 7-Day Rule or other provisions of sub-paragraph D.1, provided that:

               (a) Any pre-clearance approval given for such transaction shall be valid for ten (10) calendar days only; and

               (b) The de minimis exemption may be used once every thirty (30) days for a specific security.

     E.   REPORTING REQUIREMENTS

          1. INITIAL REPORTS BY COVERED PERSONS - Within 10 days of commencement of employment each Covered Person must provide to the Legal & Compliance department a complete list of all of his or her Covered Accounts, including individual securities held within those accounts or in certificate form.
          2. REPORTS OF TRADE CONFIRMATIONS - Within (ten) 10 calendar days of settlement of each personal securities transaction, the Covered Person engaging in the transaction must submit or ensure their broker mails a duplicate copy of the broker-dealer confirmation for such transaction to the Legal & Compliance department. (Note:
               The duplicate confirmation must be generated by the broker-dealer and mailed directly to the legal/compliance department. Employee delivered Photostat copies are not acceptable unless requested by the Legal & Compliance department.)

          3. ANNUAL UPDATE AND CERTIFICATION - No later that February 1 of each year, each Covered Person must file with the legal/compliance department an annual account statement that lists, as of December 31 of each prior year, all Covered Accounts of such Covered Person and all securities holdings of such Covered Accounts. Annually, each Covered Person must execute and provide his/her legal/compliance department with a certificate of compliance with these Policies and any other personal trading policies then in effect which apply to such Covered Person.

     F.   EXCEPTIONS TO PRE-CLEARANCE AND REPORTING REQUIREMENTS

          1.   The   following   securities   are  not  subject  to  either  the
               pre-clearance requirements or the reporting requirements set forth in this Section III:

               a. Open-end mutual funds and open-end unit trusts, other than INVESCO Funds accounts.

               b. Variable annuities, variable life products and other similar unit-based insurance products issued by insurance companies and insurance company separate accounts.

               c.   U.S. (Federal)  Government  Securities,  and d. Money market
                    instruments   (as   defined   by  the  Legal  &   Compliance
                    department).

          2. INDEPENDENT DIRECTORS - Personal securities transactions of an Independent Director of AMVESCAP are not subject to either the pre-clearance or reporting requirements set forth in this Section III except with respect to personal securities transactions in the shares of AMVESCAP or shares of any closed-end investment company or investment trust served by such Independent Director in a Director or Trustee capacity. For purposes of this exception, the term "Independent Director" includes (a) any Director of AMVESCAP (i) who is neither an officer nor employee of AMVESCAP or of any AMVESCAP Company, or (ii) who is not otherwise "connected with" AMVESCAP or any AMVESCAP Company within the meaning of the London Stock Exchange Yellow Book;

          3. Personal securities transactions in the following are NOT SUBJECT TO THE PRE-CLEARANCE REQUIREMENTS set forth in this Section III BUT ARE SUBJECT TO THE REPORTING REQUIREMENTS:

                    o    INVESCO Funds mutual fund accounts;
                    o    Securities    acquired   through   automatic   dividend
                         reinvestment plans;
                    o Securities acquired through the receipt or exercise of rights or warrants issued by a company on a pro rata basis to all holders of a class of security;
                    o    A City Index (e.g., IG Index) (UK only);
                    o    Futures contracts;
                    o    Commodities contracts;
                    o Futures or Options on a stock market index, a foreign currency or commodity; and
                    o Exchange Traded Funds (ETFs) such as NASDAQ 100 shares, S & P Depository Receipts, etc.

          4. DELEGATED DISCRETIONARY ACCOUNTS - Pre-clearance is not required for transactions in a Covered Account as to which a Covered Person is not exercising power over investment discretion, provided that:

                    a. The Covered Account is the subject of a written contract providing for the delegation by the Covered Person of substantially all investment discretion to another party;

                    b. The Covered Person has provided the Legal & Compliance department with a copy of such written agreement and a Pre-Approval Request;

                    c. The Covered Person certifies in writing that he/she has not discussed, and will not discuss, potential investment decisions with the party to whom investment discretion has been delegated; and

                    d. The Covered Person complies with all reporting requirements outlined in paragraph E above, and also provides or makes provision for the delivery of monthly and/or quarterly statements of discretionary account holdings to the Legal & Compliance department.

               THE FOREGOING EXCEPTION FROM THE PRE-CLEARANCE REQUIREMENT DOES NOT APPLY TO TRANSACTIONS BY A DELEGATED DISCRETIONARY ACCOUNT IN SHARES OF AMVESCAP. All employees are required to notify parties to whom they have delegated investment discretion that such discretion may not be exercised to purchase shares of AMVESCAP and that any sales of AMVESCAP shares by a Covered Account which is the subject of delegated investment discretion are subject to the pre-clearance and reporting requirements set forth in this
               Section III and the policies and provisions set forth in Section IV below.

     G. RESTRICTIONS ON CERTAIN ACTIVITIES

     In order to avoid even the appearance of conduct that might be deemed contrary to a client's best interests, Covered Persons (other than Independent Directors of AMVESCAP) are subject to the following additional restrictions and prohibitions relating to certain investment activities and related conduct:

          1.   PROHIBITION  AGAINST TRADING IN SECURITIES ON "RESTRICTED LISTS":
               It is recognized that there may be occasions when AMVESCAP, an AMVESCAP Company, or a Covered Person who is a key executive of AMVESCAP or an AMVESCAP Company, may have a special relationship with an issuer of securities. In such occasions the Board of Directors of AMVESCAP or the Relevant Management Committee may decide to place the securities of such issuer on a "restricted list", to be maintained by the Legal & Compliance department. All employees are prohibited from engaging in any personal securities transactions in a security on a "restricted list".

          2. PROHIBITION AGAINST SHORT-TERM TRADING ACTIVITIES: Covered Persons are prohibited from profiting in an "opposite transaction" in the same security within 60 days of its purchase or sale. Generally, only those securities requiring pre-clearance are subject to this Short-Term Trading Prohibition. However, while options and futures transactions are generally not subject to this Short-Term Trading Prohibition, such transactions may not be used to circumvent the prohibition.

          3.   PROHIBITION  AGAINST SHORT SALES:
               Covered Persons are prohibited from engaging in short sales of securities.

          4.   PROHIBITION AGAINST PURCHASES IN INITIAL PUBLIC OFFERINGS:
               Covered Persons are prohibited from purchasing securities in initial public offerings except in those circumstances where different amounts of such offerings are specified for different investor types (e.g. private investors and institutional investors) and the purchase has been pre-cleared by the Legal &
               Compliance department on the basis that it is not likely to create any actual or potential conflict of interest.

          5. RESTRICTIONS ON THE PURCHASE OF RESTRICTED SECURITIES ISSUED BY PUBLIC COMPANIES:
               Generally, Covered Persons are discouraged from investing in restricted securities of public companies. A Covered Person may purchase such securities if the purchase has been pre-cleared by the Legal & Compliance department following a determination that the proposed transaction does not present any actual or potential conflict of interest.

          6.   RESTRICTIONS ON PRIVATE PLACEMENTS (INCLUDING HEDGE FUNDS):
               A Covered Person may not purchase or sell any security obtained through a private placement (including the purchase or sale of an interest in a so-called "hedge fund") unless such transaction has been pre-cleared by the Legal & Compliance department following a determination that the proposed transaction does not present any actual or potential conflict of interest.
               In addition, if a Covered Person owning securities of a privately held company knows that the company is proposing to engage in a public offering involving securities of that company (whether or not such securities are of the same class as the securities held by such Covered Person), he/she must disclose this information to the Legal & Compliance department which will determine whether further action should be taken.

          7.   PARTICIPATION IN INVESTMENT CLUBS:
               A Covered Person is prohibited from participating in an investment club unless such participation has been pre-cleared
               (form) by the Legal & Compliance department following its determination that the following conditions have been satisfied:

                    a. the Covered Person's participation does not create any actual or potential conflict of interest;

                    b.   the  Covered   Person   does  not  control   investment
                         decision-making for the investment club; and

                    c. the Covered Person has made satisfactory arrangements to ensure that duplicate trade confirmations of investment club activity and quarterly statements of investment club holdings are provided to the Legal & Compliance department by brokers acting on behalf of the investment club.

               Should the Covered Person contribute, but not necessarily control, investment decision-making for the investment club, all transactions by the investment club would be subject to pre-clearance.

               Note: Exemption from trading pre-clearance for Investment Club participation may be made by the Legal & Compliance department. Such account activity will be periodically reviewed and if deemed necessary, the pre-clearance exemption may be revoked at any time.

               THE FOREGOING EXCEPTION FROM THE PRE-CLEARANCE REQUIREMENT DOES NOT APPLY TO TRANSACTIONS IN SHARES OF AMVESCAP PLC. All employees are required to notify parties with whom they participate in investment clubs with, that the club may not purchase or sell shares of AMVESCAP without prior clearance, and such transaction in AMVESCAP shares by a Covered Account are subject to the pre-clearance and reporting requirements set forth in this Section III and the policies and provisions set forth in
               Section IV below.

     IV.  TRANSACTIONS IN SHARES OF AMVESCAP PLC

                                 (ALL EMPLOYEES)

          A. Personal securities transactions in shares of AMVESCAP PLC by Directors, officers and employees of AMVESCAP and the AMVESCAP Companies are governed by AMVESCAP's Share Dealing Code (the "Code", a copy of which is attached hereto) adopted in accordance with requirements of the London Stock Exchange. The Code is incorporated by reference and made a part of these Policies so that a violation of the Code is also deemed a violation of these Policies. Among other provisions the Code generally prohibits all trading in AMVESCAP shares during certain defined "closed periods" which are typically two calendar months before annual results and earnings announcements and one calendar month before quarterly results and earnings announcements.

          B.   The  prohibitions  against  insider  trading  set forth  above in
               Section II of these Policies and the pre-clearance and reporting provisions set forth above in Section III of these Policies apply to personal securities transactions in shares of AMVESCAP.

          C. The foregoing provisions apply to all Directors, officers and employees of AMVESCAP, including both Covered Persons and Exempt Persons as defined in Section III, and apply to all personal securities transactions by or for the benefit of such persons, including transactions in discretionary accounts maintained for such persons.

          AMVESCAP OPTIONS AND SHARES TRANSACTIONS

               Purchases and sales of AMVESCAP shares (including ordinary shares and ADRs) is any INVESCO or AMVESCAP employee benefit accounts are subject to controls enforced by the plan administrator. Accordingly, these transactions are not subject to pre-clearance. ANY OTHER PURCHASES AND SALES OF AMVESCAP ORDINARY SHARES AND ADRS, HOWEVER, ARE SUBJECT TO PRE-CLEARANCE UNDER THE ABOVE RULES AND PROCEDURES.

               Additionally, except as part of an INVESCO or AMVESCAP employee benefit program, Covered Persons are prohibited from engaging in any transactions in options on AMVESCAP securities.

     V.   ADMINISTRATION OF POLICIES (ALL EMPLOYEES)

          A. WITH THE EXCEPTION OF PART IV ABOVE, administration of these Policies is the responsibility of the various Legal & Compliance departments within the AMVESCAP group, subject to general oversight by the Relevant Management Committees.

          B. RESPONSIBILITY for the administration of these Policies as they relate to transactions in AMVESCAP shares (Part IV above) rests jointly with the AMVESCAP Company Secretary, responsible for interpretations of the Code; its Group Compliance Officer, responsible for determinations made in the event of possible violations of the Code or of these Policies; and its various Legal & Compliance departments, responsible for pre-clearance and reporting of transactions. In any event, responsibility for these Policies as they pertain to trading in AMVESCAP shares is subject to general oversight by the AMVESCAP Board of Directors.

          C.   ADMINISTRATIVE RESPONSIBILITY FOR THESE POLICIES INCLUDES:

               1. The authority to adopt such forms and procedures as may be appropriate to implement these Policies;

               2. The authority to recommend and to implement policies that are more restrictive than those set forth in these Policies;

               3. The authority, on a case by case basis, and to a limited extent, to approve exceptions from any of the prohibitions, restrictions or procedures set forth in Part III of these Policies; and

               4. The authority to review violations of the Policies and to recommend to the Relevant Management Committee (or to the AMVESCAP Board of Directors in the case of violation of the Policies set forth in Part IV), such penalties and sanctions as may be appropriate under the circumstances.

          D.   EXCEPTIONS - Where  exceptions are approved under  subparagraph C
               (3) above, a determination shall be made, in the case of each such exception, that it is consistent with the Core Principles set forth in Section I of these Policies and that it does not create an actual or potential conflict of interest. The approval of the exception and the circumstances surrounding such approval shall be noted in writing and reported to the Relevant Management Committee at the next available opportunity.

          E.   PENALTIES AND SANCTIONS

               1.   Persons  who are  found to have  violated  the  prohibitions against Insider Trading set forth in Section II of these Policies may be subject to severe penalties and sanctions including, but not limited to, disgorgement of profits and suspension or termination of employment. These penalties and sanctions shall be in addition to any penalties that may be imposed by law, including (a) civil injunctions; (b) revocation of licenses and registrations; (c) substantial fines; and/or (d) imprisonment.

               2. Persons who are found to have knowingly violated any of the other provisions of these Policies, including the pre-clearance and reporting requirements, the restrictions against certain defined activities and the rules governing trading in shares of AMVESCAP, shall be subject to a range of possible sanctions including, among other actions: (a) required special education or training; (b) letters of admonition or censure; (c) restrictions on further personal securities transactions; (d) disgorgement of profits; and
                    (e) reassignment, demotion, suspension or termination of employment.


               POLICY FOR DIRECTOR AND EMPLOYEE PERSONAL DEALINGS

                    IN THE SHARES AND OPTIONS OF AMVESCAP PLC

                          (AMVESCAP POLICY 07/18/2001)

                                  INTRODUCTION

The London Stock Exchange requires all listed companies to adopt a share dealing policy and procedures designed to prevent members of the Board of Directors and employees from improperly using material non-public information. We must comply with this policy if we wish to deal in the Ordinary Shares, American Depository Receipts ("ADRs"), or exercise share options of AMVESCAP PLC.

                          PERSONS COVERED BY THE POLICY

All members of the AMVESCAP PLC Board of Directors, Executive Board, and all employees are subject to this policy. In addition, all "connected persons" of Board members or employees are also covered.

Persons connected to directors or employees includes:

     o    Our spouses;

     o Our dependent children under the age of 18 (including adopted, illegitimate or step-children);

     o Any body corporate, or other business entity, with which the director or employee is "associated" i.e., where 20% or more of the equity share capital or voting power is controlled by the director or employee and their connected persons;

     o The trustees of any trust where the beneficiaries of the trust include any of the above connected persons (with the exception of employee share schemes and pension schemes);

     o Our business partners i.e., a person or business entity with which we share a mutual economic interest under an agreement to share that interest.

                               DEALING PROCEDURES

All of our transactions in AMVESCAP PLC ordinary shares or ADRs must be approved in advance, including those in plans or trusts sponsored by the Company. Members of the Board of Directors and Executive Board must obtain prior clearance from the Group Compliance Officer. Employees must obtain approval in accordance with the personal share dealing policies in effect in their business unit. Generally this will mean seeking approval via their local compliance team which will be notified by the Company Secretary of any dates when employees are not free to deal. Details of "close periods", namely periods when employees are not free to deal, are also circulated to all employees on the internal e-mail system.

All of our options transactions, including those through plans or trusts sponsored by the Company, must also be approved in advance. Members of the Board of Directors, Executive Board members, and employees must obtain approval from the Group Company Secretary. The Request for Authorization to Deal Form must be used for dealing in shares and ADRs. The Application Form for the Purpose of Exercises of Share Options must be used for options transactions. We are obligated to inform our connected persons that they are also subject to these requirements. Any dealing they may do must be approved as described above.

                               PROHIBITED DEALINGS

In order to prevent even the appearance of impropriety, we must be careful to deal in AMVESCAP shares or options only when not in possession of material non-public information. This includes, but is not limited to the following:

     o No share dealing within two months before the Company announces its annual results or dividends;

     o    No  share  dealing  within  one  month  before  the   announcement  of
          semi-annual or quarterly results;

     o The exercise of an option or right to purchase under an employee share scheme is generally not permissible where the final exercise date falls within the above periods, although certain transactions may be permissible depending upon the circumstances. In any event, if you are unsure as to your ability to exercise an option you should contact the Company Secretary;

     o No short term or day trading of shares or ADRs, i.e. purchases and sales within a 30 day period.

Any questions regarding this policy or procedures should be referred to the Group Compliance Officer or Group Company Secretary.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT


The Audit Committee of the Boards of Directors of the INVESCO Mutual Funds is composed of four of the Fund's directors who are not affiliated with the Funds' investment adviser. All members are independent. The Board has determined that each of the Committee members is "financially literate" and that at least two members have "accounting or related financial management expertise" as used in the New York Stock Exchange definitions of the terms.

Under the recently enacted Sarbanes-Oxley Act, if the Boards of Directors have not determined that an "audit committee financial expert," a new term defined by the SEC and based on criteria contained in the Act, is serving on the Audit Committee, it must disclose this fact and explain why it does not have such an expert. The Boards of Directors have determined that none of the members of the Audit Committee meet the technical requirements of the definition. Moreover, the Boards believe that for the following reasons it is not necessary for registered investment companies such as the Funds, with an audit committee that meets the New York Stock Exchange requirements of financial literacy, to have a "financial expert" as a member of the committee.

     1. The financial statements of and accounting principles applying to registered investment companies such as the Funds are relatively simple, straightforward and transparent compared to operating companies. The significant accounting issues are valuation of securities and other assets (regulated under the Investment Company Act of 1940 and computed daily), accrual of expenses, allocation of joint expenses shared with other entities such as insurance premiums and disclosures of all related party transactions. Equally important is a knowledge of the tax laws applying to registered investment companies. None of the accounting issues involving corporate America that have received recent publicity such as sophisticated derivative transactions and special purpose entities are present in financial reporting for registered investment companies.

     2. During the years that the Funds has been filing financial reports under the 1940 Act since their inception, there has never been a requirement for a financial report or statement to be restated.

     3. The current members of the Audit Committee have the experience of 23.5 years serving on this Audit Committee and in the Boards' judgement, through this experience and experience with other public corporation's financial affairs, they have an understanding of the relevant generally accepted accounting principles governing the Funds' financial statements, tax laws applying to the Funds, the Funds internal accounting controls and audit committee functions necessary to satisfy the objectives of the Sarbanes-Oxley Act with respect to the financial statements, auditing process and internal controls of the Funds.

     4. The Audit Committee has the capability of employing a consultant who satisfies the technical definition of a "financial expert" and will do so from time to time if circumstances warrant."


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable to this filing.

ITEM 5.  [RESERVED]

ITEM 6.  [RESERVED]

ITEM 7.  NOT APPLICABLE

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES

     (a) Based on their evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant's President and Treasurer & Chief Financial and Accounting Officer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing date, and that information required to be disclosed in the report is communicated to the Registrant's management, as appropriate, to allow timely decisions regarding required disclosure.

     (b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to the significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS

     (a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

          Not  applicable to this filing.

     (b) A separate certification for each principal executive officer and principal financial officers of the Registrant as required by Rule 30a-2 under the Act.

         "Attached hereto"

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto authorized.

INVESCO MONEY MARKET FUNDS, INC.


By:         /s/ Raymond R. Cunningham
            ------------------------------------------------------------
            Raymond R. Cunningham, President and Chief Executive Officer

Date:       July 31, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto authorized.

INVESCO MONEY MARKET FUNDS, INC.


By:         /s/ Ronald L. Grooms
            --------------------------------------------------------------------
            Ronald L. Grooms, Treasurer & Chief Financial and Accounting Officer

Date:       July 31, 2003